Exhibit 10.3

LEGALZOOM.COM, INC.

2012 EQUITY INCENTIVE PLAN

EFFECTIVE AS OF [          ], 2012

LEGALZOOM.COM, INC.

2012 EQUITY INCENTIVE PLAN

SECTION 1.  INTRODUCTION.

The Company’s Board of Directors adopted this LegalZoom.com, Inc. 2012 Equity Incentive Plan effective on the Effective Date conditioned on and subject to obtaining Company stockholder approval of the Plan within twelve months of the Effective Date.

The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by offering Selected Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such Selected Employees to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options), Stock Appreciation Rights, Restricted Stock Grants, Stock Units, Other Equity Awards and/or Cash Awards.

Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or any applicable Award Agreement.

SECTION 2.  DEFINITIONS.

(a)           “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.  For purposes of determining an individual’s “Continuous Service,” this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.

(b)           “Award” means any award of an Option, SAR, Restricted Stock Grant, Stock Unit, Other Equity Award or Cash Award under the Plan.

(c)           “Award Agreement” means an agreement between the Company and a Selected Employee evidencing the award of an Option, SAR, Restricted Stock Grant, Stock Unit, Other Equity Award or Cash Award as applicable.

(d)           “Board” means the Board of Directors of the Company, as constituted from time to time.

(e)           “Cash Award” means a cash incentive opportunity awarded under this Plan, to a Covered Employee that is (i) payable only in cash, (ii) not an Option, SAR, Restricted Stock Grant, Stock Unit or Other Equity Award, (iii) paid based on achievement of Performance Goal(s) and (iv) intended to qualify as performance-based compensation under Code Section 162(m).

(f)            “Cashless Exercise” means, to the extent that an Award Agreement so provides and as permitted by applicable law and in accordance with any procedures established by the Committee, an arrangement whereby payment of some or all of the aggregate Exercise Price may be made all or in part by delivery of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company.  Cashless Exercise may also be utilized to satisfy an Option’s tax withholding obligations as provided in Section 16(b).

(g)           “Cause” means, with respect to a Participant and except as may otherwise be provided in the Participant’s employment agreement or applicable Award Agreement (and in such case the employment agreement or Award Agreement shall govern as to the definition of Cause): (i) the Participant’s dishonesty, incompetence or gross negligence in the discharge of the Participant’s duties; (ii) the Participant’s theft, embezzlement, fraud, breach of confidentiality, or unauthorized disclosure or use of inside information, recipes, processes, customer and employee lists, trade secrets, or other Company proprietary information;  (iii) the Participant’s willful material violation of any law, rule, or regulation of any governing authority or of the Company’s policies and procedures, including without limitation the Company’s Code of Business Conduct and Ethics and Insider Trading Policy; (iv) the Participant’s material breach of any agreement with the Company; (v) the Participant’s intentional conduct which is injurious to the reputation, business or assets of the Company; (vi) the Participant’s solicitation of one or more Employees to either terminate their Service or to work for any business entity that is not affiliated with the Company; and/or (vii) any other act or omission by a Participant that, in the opinion of the Board, could reasonably be expected to materially adversely affect the Company’s or a Parent’s or a Subsidiary’s or an Affiliate’s business, financial condition, prospects and/or reputation.  In each of the foregoing subclauses (i) through (vii), whether or not a “Cause” event has occurred will be determined by the Company’s chief human resources officer or other person performing that function or, in the case of Participants who are directors or Officers or Section 16 Persons, the Committee or the Board, each of whose determination shall be final, conclusive and binding.  The Board or Committee may also in its discretion determine that a Participant’s Continuous Service may be deemed to have been terminated for Cause if, after the Participant’s Continuous Service has terminated, facts and circumstances are discovered that would have justified a termination for Cause, including, without limitation, violation of material Company policies or breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant.

(h)           “Change in Control” except as may otherwise be provided in a Participant employment agreement or applicable Award Agreement (and in such case the employment agreement or Award Agreement shall govern as to the definition of Change in Control), means the consummation of any one or more of the following:

(i) Any “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of (A) the outstanding shares of common stock of the Company or (B) the combined voting power of the Company’s then-outstanding securities;

(ii) The Company is party to a merger or consolidation, or series of related transactions, which results in the voting securities of the Company outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(iii) The sale or disposition of all or substantially all of the Company’s assets (or consummation of any transaction, or series of related transactions, having similar effect);

(iv) The dissolution or liquidation of the Company; or

(v) Any transaction or series of related transactions that has the substantial effect of any one or more of the foregoing.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.  In addition, an IPO shall not constitute a Change in Control.

(i)            “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

(j)            “Committee” means a committee described in Section 3.

(k)           “Common Stock” means the Company’s common stock, $0.001 par value per Share, and any other securities into which such shares are changed, for which such shares are exchanged or which may be issued in respect thereof.

(l)            “Company” means LegalZoom.com, Inc., a Delaware corporation.

(m)          “Consultant” means an individual or entity which performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate, other than as an Employee or Non Employee Director.

(n)           “Continuous Service” means uninterrupted service as an Employee, Non Employee Director or Consultant.  Continuous Service will be deemed terminated as soon as the entity to which Continuous Service is being provided is no longer either (i) the Company, (ii) a Parent, (iii) a Subsidiary or (iv) an Affiliate.  A Participant’s

Continuous Service does not terminate if he or she is a common-law employee and goes on a bona fide leave of absence that was approved by the Company in writing and the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law.  However, for purposes of determining whether an Employee’s outstanding ISOs are eligible to continue to qualify as ISOs (and not become NSOs), an Employee’s Continuous Service will be treated as terminating three (3) months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract.  Continuous Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work.  The Committee determines which leaves count toward Continuous Service, and when Continuous Service commences and terminates for all purposes under the Plan.  For avoidance of doubt, a Participant’s Continuous Service shall not be deemed terminated if the Committee determines that (i) a transition of employment to service with a partnership, joint venture or corporation not meeting the requirements of a Subsidiary or Parent or Affiliate in which the Company or a Subsidiary or Parent or Affiliate is a party is not considered a termination of Continuous Service, (ii) the Participant transfers between service as an Employee and service as a Consultant or other personal service provider (or vice versa), or (iii) the Participant transfers between service as an Employee and that of a Non Employee Director (or vice versa).  The Committee may determine whether any Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in termination of Continuous Service for purposes of any affected Awards, and the Committee’s decision shall be final, conclusive and binding.

(o)           “Covered Employees” means those individuals whose compensation is (or may be) subject to the deduction limitations of Code Section 162(m).

(p)           “DGCL” means the Delaware General Corporation Law.

(q)           “Disability” means, except as may otherwise be provided in a Participant employment agreement or applicable Award Agreement (and in such case the employment agreement or Award Agreement shall govern as to the definition of Disability), the following:

(i) For all ISOs, the permanent and total disability of a Participant within the meaning of Section 22(e)(3) of the Code;

(ii) For all Awards which are considered nonqualified deferred compensation under Code Section 409A and for which payment can be made on account of the Participant’s disability, the disability of a Participant within the meaning of Section 409A of the Code; or

(iii) For all other Awards, the Participant’s medically determinable physical or mental incapacitation such that for a continuous period of not less than twelve (12) months, a person is unable to engage in any substantial gainful activity or which can be expected to result in death.

Any question as to the existence of that person’s physical or mental incapacitation as to which the person or person’s representative and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the person and the Company. If the person and the Company cannot agree as to a qualified independent physician, each shall appoint such a physician and those two (2) physicians shall select a third (3rd) who shall make such determination in writing. The determination of Disability made in writing to the Company and the person shall be final and conclusive for all purposes of the Awards.

(r)            “Effective Date” means [                  ].

(s)            “Employee” means any individual who is a common-law employee of the Company, or of a Parent, or of a Subsidiary or of an Affiliate.  An employee who is also serving as a member of the Board is an Employee for purposes of this Plan.

(t)            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u)           “Exercise Price” means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Award Agreement.  “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable Award Agreement, which is subtracted from the Fair Market Value in determining the amount payable to a Participant upon exercise of such SAR.

(v)           “Fair Market Value” means the market price of a Share, determined by the Committee as follows:

(i)            If the Shares were traded on a stock exchange (such as the NYSE, NYSE Amex, the NASDAQ Global Market or NASDAQ Capital Market) at the time of determination, then the Fair Market Value shall be equal to the regular session closing price for such stock as reported by such exchange (or the exchange or market with the greatest volume of trading in the Shares) on the date of determination, or if there were no sales on such date, on the last date preceding such date on which a closing price was reported;

(ii)           If the Shares were traded on the OTC Bulletin Board at the time of determination, then the Fair Market Value shall be equal to the last-sale price reported by the OTC Bulletin Board for such date, or if there were no sales on such date, on the last date preceding such date on which a sale was reported; and

(iii)          If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith using a reasonable application of a reasonable valuation method as the Committee deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported by the applicable exchange or the OTC Bulletin

Board, as applicable, or a nationally recognized publisher of stock prices or quotations (including an electronic on-line publication).  Such determination shall be conclusive and binding on all persons.

(w)          “Fiscal Year” means the Company’s fiscal year.

(x)           “GAAP” means United States generally accepted accounting principles as established by the Financial Accounting Standards Board.

(y)           “Incentive Stock Option” or “ISO” means an incentive stock option described in Code Section 422.

(z)           “IPO” means an initial public offering by the Company of its equity securities pursuant to an effective registration statement filed with the SEC.

(aa)         “ISO Limit” means the maximum aggregate number of Shares that are permitted to be issued pursuant to the exercise of ISOs granted under the Plan as described in Section 5(a).

(bb)         “Net Exercise” means, to the extent that an Award Agreement so provides and as permitted by applicable law, an arrangement pursuant to which the number of Shares issued to the Optionee in connection with the Optionee’s exercise of the Option will be reduced by the Company’s retention of a portion of such Shares.  Upon such a net exercise of an Option, the Optionee will receive a net number of Shares that is equal to (i) the number of Shares as to which the Option is being exercised minus (ii) the quotient (rounded down to the nearest whole number) of the aggregate Exercise Price of the Shares being exercised divided by the Fair Market Value of a Share on the Option exercise date.  The number of Shares covered by clause (ii) will be retained by the Company and not delivered to the Optionee.  No fractional Shares will be created as a result of a Net Exercise and the Optionee must contemporaneously pay for any portion of the aggregate Exercise Price that is not covered by the Shares retained by the Company under clause (ii).  The number of Shares delivered to the Optionee may be further reduced if Net Exercise is utilized under Section 16(b) to satisfy applicable tax withholding obligations.

(cc)         “Non Employee Director” means a member of the Board who is not an Employee.

(dd)         “Nonstatutory Stock Option” or “NSO” means a stock option that is not an ISO.

(ee)         “NYSE” means the New York Stock Exchange.

(ff)          “Officer” means an individual who is an officer of the Company within the meaning of Rule 16a-1(f) of the Exchange Act.

(gg)         “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase a specified number of Shares, at such times and applying a specified Exercise Price, as provided in the applicable Award Agreement.

(hh)         “Optionee” means an individual, estate or other entity that holds an Option.

(ii)           “Other Equity Award” means an award (other than an Option, SAR, Stock Unit, Restricted Stock Grant or Cash Award) which derives its value from the value of Shares and/or from increases in the value of Shares.

(jj)           “Outside Director” means a Non Employee Director who is considered an “outside director” for purposes of Section 162(m) of the Code.

(kk)         “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the Effective Date shall be considered a Parent commencing as of such date.

(ll)           “Participant” means an individual or estate or other entity that holds an Award.

(mm)      “Performance Criteria” means the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(A) The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) annual revenue, (ii) earnings before interest, taxes, depreciation and amortization, or EBITDA, (iii) earnings per share, (iv) stock price, (v) operating cash flow, (vi) net income, (vii) profit margins, operating margins, gross margins or cash margins, (viii) revenue growth, (ix) pre- or after-tax income (before or after allocations of corporate overhead and bonuses), (x) return on equity, (xi) total shareholder return, (xii) return on assets or net assets, (xiii) appreciation in and/or maintenance of the price of the Common Stock, (xiv) market share, (xv) gross profits, (xvi) economic value-added models or equivalent metrics, (xvii) comparisons with various stock market indices, (xviii) reductions in costs, (xix) cash flow or cash flow per share, (xx) return on capital (including return on total capital or return on invested capital), (xxi) cash flow return on investment, (xxii) improvement in or attainment of expense levels or working capital levels, (xxiii) year-end cash, (xxiv) debt reductions, (xxv) stockholder equity, (xxvi) regulatory or litigation achievements, (xxvii) implementation, completion or attainment of measurable objectives with respect to business development, new products or services, budgets, regulatory or business risks, acquisitions, divestitures or recruiting and maintaining personnel, (xxviii) earnings, (xxix) expenses, (xxx) cost of goods sold, (xxxi) working capital, (xxxii) price/earnings ratio, (xxxiii) debt or debt-to-equity, (xxxiv) accounts receivable, (xxxv) writeoffs, (xxxvi) assets, (xxxvii) liquidity, (xxxviii) operations, (xxxix) research or related milestones, (xl) intellectual property (e.g., patents), (xli) product development, (xlii) information technology, (xliii) financings, (xliv) product quality control, (xlv) management, (xlvi) human resources, (xlvii) corporate governance, (xlviii) compliance program, (xlix) internal controls, (xlxi) policies and procedures, (xlxii) accounting and reporting, (xlxiii) strategic alliances, (xlxiv) licensing and partnering, and (xlxv) site, plant or building development, or (xlxvi) any combination of the foregoing, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or index. Such Performance Goals also may be based solely by reference to the Company’s performance or the performance of a Parent, Subsidiary, Affiliate, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. Financial performance targets are approved by the Company’s Chief Executive Officer and the Committee at or near the beginning of each year.

(B) The Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to reorganizations or restructuring programs or divestitures or acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to asset write-downs or the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under GAAP; (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions and/or items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence; or (xv) litigation or claim judgments or settlements. For all Awards intended to qualify as performance-based compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

(nn)         “Performance Goals” means for a Performance Period, one or more goals established in writing by the Committee for the Performance Period based upon one or more Performance Criteria.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Parent, Subsidiary, Affiliate, division, business unit, or an individual.  The achievement of each Performance Goal shall be determined in accordance with GAAP to the extent applicable.

(oo)         “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, an Award.

(pp)         “Plan” means this LegalZoom.com, Inc. 2012 Equity Incentive Plan as it may be amended from time to time.

(qq)         “Prior Equity Compensation Plans” means the LegalZoom.com, Inc. 2000 Stock Option Plan and the LegalZoom.com, Inc. 2010 Stock Incentive Plan, and their predecessor plans and any other Company nonqualified equity compensation plans.

(rr)           “Re-Load Option” means a new Option or SAR that is automatically granted to a Participant as result of such Participant’s exercise of an Option or SAR.

(ss)          “Re-Price” means that the Company has lowered or reduced the Exercise Price of outstanding Options and/or outstanding SARs and/or outstanding Other Equity Awards for any Participant(s) in a manner described by SEC Regulation S-K Item 402(d)(2)(viii) (or as described in any successor provision(s) or definition(s)).  For avoidance of doubt, Re-Price also includes any exchange of Options or SARs for other Awards or cash.

(tt)           “Restricted Stock Grant” means Shares awarded under the Plan as provided in the applicable Award Agreement.

(uu)         “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(vv)         “SEC” means the Securities and Exchange Commission.

(ww)       “Section 16 Persons” means those Officers, directors or other persons who are subject to Section 16 of the Exchange Act.

(xx)         “Securities Act” means the Securities Act of 1933, as amended.

(yy)         “Selected Employee” means an Employee, Consultant, or Non Employee Director who has been selected by the Committee to receive an Award under the Plan.

(zz)         “Separation From Service” has the meaning provided to such term under Code Section 409A and the regulations promulgated thereunder.

(aaa)      “Share” means one share of Common Stock.

(bbb)      “Share Limit” means the maximum aggregate number of Shares that are permitted to be issued under the Plan as described in Section 5(a).

(ccc)       “Specified Employee” means a Participant who is considered a “specified employee” within the meaning of Code Section 409A.

(ddd)      “Stock Appreciation Right” or “SAR” means a stock appreciation right awarded under the Plan which provides the holder with a right to potentially receive, in cash and/or Shares, value with respect to a specific number of Shares, as provided in the applicable Award Agreement.

(eee)       “Stock Unit” means a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan, as provided in the applicable Award Agreement.

(fff)        “Stockholder Approval Date” means the date that the Company’s stockholders approve this Plan.

(ggg)       “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the Effective Date shall be considered a Subsidiary commencing as of such date.

(hhh)      “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Parent or any Subsidiary or any Affiliate or with which the Company or any Parent or any Subsidiary or any Affiliate combines.

(iii)          “Termination Date” means the date on which a Participant’s Continuous Service terminates.

(jjj)         “10-Percent Shareholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries.  In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 3.  ADMINISTRATION.

(a)           Committee Composition.  A Committee (or Committees) appointed by the Board (or its Compensation Committee) shall administer the Plan.  Unless the Board provides otherwise, the Board’s Compensation Committee (or a comparable committee of the Board) shall be the Committee.  The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

To the extent required to enable Awards to be exempt from liability under Section 16(b) of the Exchange Act or to qualify as performance-based compensation under Code Section 162(m), the Committee shall have membership composition which enables (i) Awards to Section 16 Persons to qualify as exempt from liability under Section 16(b) of the Exchange Act and (ii) Awards to Covered Employees to qualify as performance-based compensation as provided under Code Section 162(m).

The Board or the Committee may also appoint one or more separate committees of the Board, each composed of directors of the Company who need not qualify under Rule 16b-3 or Code Section 162(m), that may administer the Plan with respect to Selected Employees who are not Section 16 Persons or Covered Employees, respectively, may grant Awards under the Plan to such Selected Employees and may determine all terms of such Awards.  To the extent permitted by applicable law, the Board may also appoint a committee, composed of one or more officers of the Company, that may authorize Awards to Employees (who are not Section 16 Persons or Covered Employees) within parameters specified by the Board and consistent with any limitations imposed by applicable law.

Notwithstanding the foregoing, the Board shall constitute the Committee and shall administer the Plan with respect to all Awards granted to Non Employee Directors.

(b)           Authority of the Committee.  Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan.  Such actions shall include without limitation:

(i) determining Selected Employees who are to receive Awards under the Plan;

(ii) determining the type, number, vesting requirements, Performance Goals (or other objective/subjective goals (if any)) and their degree of satisfaction, and other features and conditions of such Awards and amending such Awards;

(iii) correcting any defect, supplying any omission, or reconciling or clarifying any inconsistency in the Plan or any Award Agreement;

(iv) accelerating the vesting or extending the post-termination exercise term, or waiving restrictions, of Awards at any time and under such terms and conditions as it deems appropriate;

(v) permitting or denying, in its discretion, a Participant’s request to transfer an Award;

(vi) permitting or requiring, in its discretion, a Participant to use Cashless Exercise, Net Exercise and/or Share withholding with respect to the payment of any Exercise Price and/or applicable tax withholding;

(vii) Re-Pricing outstanding Awards;

(viii) interpreting the Plan and any Award Agreements;

(viv) making all other decisions relating to the operation of the Plan; and

(x) granting Awards to Selected Employees who are foreign nationals on such terms and conditions different from those specified in the Plan, which may be necessary or desirable to foster and promote achievement of the purposes of the Plan, and adopting such modifications, procedures, and/or subplans (with any such subplans attached as appendices to the Plan) and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, or to meet the requirements that permit the Plan to operate in a qualified or tax efficient manner, and/or comply with applicable foreign laws or regulations.

The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan.  The Committee’s determinations under the Plan shall be final, conclusive and binding on all persons.  The Committee’s decisions and determinations need not be uniform and may be made selectively among Participants in the Committee’s sole discretion.  The Committee’s decisions and determinations will be afforded the maximum deference provided by applicable law.

(c)           Indemnification.  To the maximum extent permitted by applicable law, each member of the Committee, or of the Board, or any persons (including without limitation Employees and Officers) who are delegated by the Board or Committee to perform administrative functions in connection with the Plan, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4.  GENERAL.

(a)           General Eligibility.  Only Employees, Consultants, and Non Employee Directors shall be eligible for designation as Selected Employees by the Committee.

(b)           Incentive Stock Options.  Only Selected Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs.  In addition, a Selected Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(5) of the Code are satisfied.  If and to the extent that any Shares are issued under a portion of any Option that exceeds the $100,000 limitation of Section 422 of the Code, such Shares shall not be treated as issued under an ISO notwithstanding any designation otherwise. Certain decisions, amendments, interpretations and actions by the Company or Committee and certain actions by a Participant may cause an Option to cease to qualify as an ISO pursuant to the Code and by accepting an Option Award, the Participant agrees in advance to such disqualifying action(s).

(c)           Buyout of Awards.  The Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents (including without limitation Shares valued at Fair Market Value that may or may not be issued from this Plan) an Award previously granted or (ii) authorize a Participant to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

(d)           Restrictions on Shares.  Any Shares issued pursuant to an Award shall be subject to such Company policies, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine.  Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.  In no event shall the Company be required to issue fractional Shares under this Plan.

(e)           No Rights as a Stockholder.  A Participant, or a transferee of a Participant, shall have no rights as a stockholder (including without limitation voting rights or dividend or distribution rights) with respect to any Common Stock covered by an Award until such person becomes entitled to receive such Common Stock, has satisfied any applicable withholding or tax obligations relating to the Award and the Common Stock has been issued to the Participant.  No adjustment shall be made for cash or stock dividends or other rights for which the record date is prior to the date when such Common Stock is issued, except as expressly provided in Section 13.

(f)            Termination of Continuous Service.  Unless the applicable Award Agreement or employment agreement provides otherwise (and in such case, the Award or employment agreement shall govern as to the consequences of a termination of Continuous Service for such Awards), the following rules shall govern the vesting, exercisability and term of outstanding Awards held by a Participant in the event of termination of such Participant’s Continuous Service (in all cases subject to the term of the Option or SAR or Other Equity Award as applicable):

(i) if the Continuous Service of a Participant is terminated for Cause, then all of his/her then-outstanding Options, SARs, and unvested portions of all other Awards shall terminate and be forfeited immediately without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards);

(ii) if the Continuous Service of Participant is terminated due to Participant’s death or Disability, then the vested portions of his/her then-outstanding Options/SARs/Other Equity Awards may be exercised by such Participant or his or her personal representative within twelve months after the Termination Date and all unvested portions of all then-outstanding Awards shall be forfeited without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards); and

(iii) if the Continuous Service of Participant is terminated for any reason other than for Cause or death or Disability, then the vested portion of his/her then-outstanding Options/SARs/Other Equity Awards may be exercised by such Participant or his or her personal representative within three months after the Termination Date and all unvested portions of all then-outstanding Awards shall be forfeited without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards).

(g)           Code Section 409A.  Notwithstanding anything in the Plan to the contrary, the Plan and Awards granted hereunder are intended to be exempt from or comply with the requirements of Code Section 409A and shall be interpreted in a manner consistent with such intention.  In the event that any provision of the Plan or an Award Agreement is determined by the Committee to not comply with the applicable requirements of Code Section 409A or the applicable regulations and other guidance issued thereunder, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements.  Any payment made pursuant to any Award shall be considered a separate payment and not one of a series of payments for purposes of Code Section 409A.  Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if upon a Participant’s Separation From Service he/she is then a Specified Employee, then solely to the extent necessary to comply with Code Section 409A and avoid the imposition of taxes under Code Section 409A, the Company shall defer payment of “nonqualified deferred compensation” subject to Code Section 409A payable as a result of and within six (6) months following such Separation From Service under this Plan until the earlier of (i) the first business day of the seventh month following the Participant’s Separation From Service, or (ii) ten (10) days after the Company receives written confirmation of the Participant’s death.  Any such delayed payments shall be made without interest.  While it is intended that all payments and benefits provided under the Plan or an Award will be exempt from or comply with Code Section 409A, the Company makes no representation or covenant to ensure that the payments under the Plan or an Award are exempt from or compliant with Code Section 409A.  In no event whatsoever shall the Company be liable if a payment or benefit under the Plan or an Award is challenged by any taxing authority or for any additional tax, interest or penalties that may be imposed on a Participant by Code Section 409A or any damages for failing to comply with Code Section 409A.  The Participant will be entirely responsible for any and all taxes on any benefits payable to such Participant as a result of the Plan or an Award.

(h)           Suspension or Termination of Awards.  If at any time (including after a notice of exercise has been delivered) the Committee (or the Board), reasonably believes that a Participant has committed an act of Cause (which includes a failure to act), the Committee (or Board) may suspend the Participant’s right to exercise any Award (or vesting or settlement of any Award) pending a determination of whether there was in fact an act of Cause.  If the Committee (or the Board) determines a Participant has committed an act of Cause, neither the Participant nor his or her estate shall be entitled to exercise any outstanding Award whatsoever and all of Participant’s outstanding Awards shall then terminate without consideration.  Any determination by the Committee (or the Board) with respect to the foregoing shall be final, conclusive and binding on all interested parties.

(i)            Electronic Communications.  Subject to compliance with applicable law and/or regulations, an Award Agreement or other documentation or notices relating to the Plan and/or Awards may be communicated to Participants (and executed by Participants) by electronic media.

(j)            Unfunded Plan.  The Plan shall be unfunded.  Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience.  The

Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Committee be deemed to be a trustee of stock or cash to be awarded under the Plan.

(k)           Liability of Company.  The Company (or members of the Board or Committee) shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (b) any unexpected or adverse tax consequence or any tax consequence expected, but not realized, by any Participant or other person due to the grant, receipt, exercise or settlement of any Award granted hereunder.

(l)            Reformation.  In the event any provision of this Plan shall be held illegal or invalid for any reason, such provisions will be reformed by the Board if possible and to the extent needed in order to be held legal and valid.  If it is not possible to reform the illegal or invalid provisions then the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(m)          Payment of Non Employee Director Cash Fees with Equity Awards.  If the Board affirmatively decides to authorize such a process, each Non Employee Director may elect to receive a Restricted Stock Grant (or Stock Units) issued under the Plan in lieu of payment of all or a portion of his or her annual cash retainer and/or any other cash fees including without limitation meeting fees, committee service fees and participation fees.  Any such elections made by a Non-Employee Director shall be effected no later than the time permitted by applicable law and in accordance with the Company’s insider trading policies and/or other policies.  The aggregate grant date fair market value of any Restricted Stock Grants or Stock Units issued pursuant to this Section 4(m) is intended to be equivalent to the value of the foregone cash fees.  Any cash fees not elected to be received as a Restricted Stock Grant or Stock Units shall be payable in cash in accordance with the Company’s standard payment procedures.  The Board in its discretion shall determine the terms, conditions and procedures for implementing this Section 4(m) and may also modify or terminate its operation at any time.

(n)           Successor Provision.  Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Effective Date and including any successor provisions.

(o)           No Re-Load Options.  Notwithstanding anything to the contrary, Re-Load Options may not be awarded without the approval of Company stockholders.

(p)           Governing Law.  This Plan and (unless otherwise provided in the Award Agreement) all Awards shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.  The

Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration.  Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

(q)           Assignment or Transfer of Awards.  Except as otherwise provided under the applicable Award Agreement and then only to the extent permitted by applicable law, no Award shall be transferable by the Participant other than by will or by the laws of descent and distribution.  No Award or interest therein may be transferred, assigned, pledged or hypothecated by the Participant during his or her lifetime, whether by operation of law or otherwise, nor may an Award be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law, nor may an Award be made subject to execution, attachment or similar process.  Any act in violation of this Section 4(q) shall be null and void.

SECTION 5.  SHARES SUBJECT TO PLAN AND SHARE LIMITS.

(a)           Basic Limitations.  The Common Stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares or reacquired shares, bought on the market or otherwise.  The maximum number of Shares that are issued under this Plan cannot exceed the Share Limit as may be adjusted under Sections 5(b) and 13.  For purposes of the Plan and subject to adjustment as provided in Sections 5(b) and 13, the Share Limit is [                  ] Shares.  For purposes of the Plan and subject to adjustment as provided in Sections 5(b) and 13, the ISO Limit cannot exceed [                  ] Shares.

(b)           Additional Shares.  Subject to adjustment as provided in Section 13, the Share Limit and ISO Limit set forth in Section 5(a) shall be each increased on January 1, 2013 and on each subsequent January 1 through and including January 1, 2022, by a number of Shares (the “Annual Increase”) equal to the lesser of (i) [      ] percent ([      ] %) of the number of Shares issued and outstanding on the immediately preceding December 31, or (ii) [                  ] Shares, or (iii) an amount determined by the Board.

(c)           Share Accounting.  This Section 5(c) describes the Share accounting process under the Plan for Awards which are not entirely settled with the maximum number of Shares originally subject to the Award and describes how many of such Shares do not count toward the Share Limit and therefore become available again for future issuance under the Plan.  If Awards are forfeited or are terminated for any reason (including the Company’s repurchase of unvested Shares from either an Option that was early exercised or from a Restricted Stock Grant), then the forfeited/terminated/repurchased Shares underlying such Awards shall not be counted toward the Share Limit.  If exercised SARs or Stock Units are settled in Shares, then only the number of Shares actually issued in settlement of such SARs or Stock Units shall be counted toward the Share Limit.  If a Participant pays the Exercise Price by Net Exercise or by surrendering previously owned Shares (or by stock attestation) and/or, as permitted or required by the Committee, pays any withholding tax obligation with respect to an Award by Net Exercise or by electing to have Shares withheld or surrendering previously owned Shares (or by stock attestation), the surrendered Shares and the Shares withheld to pay taxes shall not be counted toward the Share Limit.  Any Substitute Awards including without limitation any Shares that are delivered and any Awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding awards previously granted by another entity (as provided in Sections 6(e), 8(f), 9(e) or 10(e)) shall not be counted toward the Share Limit or ISO Limit.

(d)           Substitute Awards.  Substitute Awards shall not count toward the Share Limit, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan as provided in Section 5(c) above.  Additionally, in the event that a company acquired by the Company or any Parent or any Subsidiary or any Affiliate or with which the Company or any Parent or any Subsidiary or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not count toward the Share Limit; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Board members prior to such acquisition or combination.

(e)           Dividend Equivalents.  Any dividend equivalents distributed under the Plan shall not be counted against the Share Limit.  Dividend equivalents will not be paid (or accrue) on unexercised Options or unexercised SARs.

SECTION 6.  TERMS AND CONDITIONS OF OPTIONS.

(a)           Award Agreement.  Each Award of an Option under the Plan shall be evidenced by an Award Agreement between the Optionee and the Company.  Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan (including without limitation any Performance Goals).  The provisions of the various Award Agreements entered into under the Plan need not be identical.  The Award Agreement shall also specify whether the Option is an ISO and if not specified then the Option shall be an NSO.

(b)           Number of Shares.  An Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for adjustment of such number in accordance with Section 13.

(c)           Exercise Price.  An Option’s Exercise Price shall be established by the Committee and set forth in an Award Agreement.  Except with respect to outstanding stock options being assumed or Options being granted in exchange for cancellation of options granted by another issuer as provided under Section 6(e), the Exercise Price of an Option shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders in the case of ISOs) of a Share on the date of grant of the Option.

(d)           Exercisability and Term.  Subject to Section 3(b)(v), an Option may be exercised during the lifetime of the Participant only by the Participant or by the guardian or legal representative of the Participant.  An Award Agreement shall specify the date when all or any installment of the Option is to become vested and/or exercisable.  The Award Agreement shall also specify the term of the Option; provided that the term of an Option shall in no event exceed ten years from its date of grant (and may be for a shorter period of time than ten years).  No Option can be exercised after the expiration date specified in the applicable Award Agreement.  An Award Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events. Notwithstanding anything to the contrary, an ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five years.  Notwithstanding any other provision of the Plan, no Option can be exercised after the expiration date provided in the applicable Award Agreement.  An Award Agreement may permit an Optionee to exercise an Option before it is vested (an “early exercise”), subject to the Company’s right of repurchase at the original Exercise Price of any Shares acquired under the unvested portion of the Option which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise.  An Award Agreement may also provide that the Company may determine to issue an equivalent value of cash in lieu of issuing some or all of the Shares that are being purchased upon an Option’s exercise.  In no event shall the Company be required to issue fractional Shares upon the exercise of an Option and the Committee may specify a minimum number of Shares that must be purchased in any one Option exercise.

(e)           Modifications or Assumption of Options.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding stock options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price.  For avoidance of doubt, the Committee may Re-Price outstanding Options.  No modification of an Option shall, without the consent of the Optionee, impair his or her rights or increase his or her obligations under such Option.

SECTION 7.  PAYMENT FOR OPTION SHARES.

(a)           General Rule.  The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash (or check) at the time when such Shares are purchased by the Optionee, except as follows and if so provided for in an applicable Award Agreement:

(i)    In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Award Agreement.  The Award Agreement may specify that payment may be made in any form(s) described in this Section 7.

(ii)   In the case of an NSO granted under the Plan, the Committee may, in its discretion at any time, accept payment in any form(s) described in this Section 7.

(b)                                 Surrender of Stock.  To the extent that the Committee makes this Section 7(b) applicable to an Option in an Award Agreement, payment for all or a part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee.  Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

(c)                                  Cashless Exercise.  To the extent that the Committee makes this Section 7(c) applicable to an Option in an Award Agreement, payment for all or a part of the Exercise Price may be made through Cashless Exercise.

(d)                                 Net Exercise.  To the extent that the Committee makes this Section 7(d) applicable to an Option in an Award Agreement, payment for all or a part of the Exercise Price may be made through Net Exercise.

(e)                                  Other Forms of Payment.  To the extent that the Committee makes this Section 7(e) applicable to an Option in an Award Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules and approved by the Committee.

SECTION 8.  TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a)                                  Award Agreement.  Each Award of a SAR under the Plan shall be evidenced by a Award Agreement between the Participant and the Company.  Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan (including without limitation any Performance Goals).  An Award Agreement may provide for a maximum limit on the amount of any payout notwithstanding the Fair Market Value on the date of exercise of the SAR.  The provisions of the various Award Agreements entered into under the Plan need not be identical.  SARs may be granted in consideration of a reduction in the Participant’s other compensation.

(b)                                 Number of Shares.  An Award Agreement shall specify the number of Shares to which the SAR pertains and is subject to adjustment of such number in accordance with Section 13.

(c)                                  Exercise Price.  An Award Agreement shall specify the Exercise Price.  Except with respect to outstanding stock appreciation rights being assumed or SARs being granted in exchange for cancellation of stock appreciation rights granted by another issuer as provided under Section 8(f), the Exercise Price of a SAR shall not be less than 100% of the Fair Market Value on the date of grant of the SAR.

(d)                                 Exercisability and Term.  Subject to Section 3(b)(v), a SAR may be exercised during the lifetime of the Participant only by the Participant or by the guardian or legal representative of the Participant.  An Award Agreement shall specify the date when all or any installment of the SAR is to become exercisable.  The Award Agreement shall also specify the term of the SAR which shall not exceed ten years from the date of grant of the SAR (and may be for a shorter period of time than ten years).  No SAR can be exercised after the expiration date specified in the applicable Award Agreement.  An Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, or Disability or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Continuous Service.  A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e)                                  Exercise of SARs.  If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR may automatically be deemed to be exercised as of such date with respect to such portion to the extent so provided in the applicable Award Agreement. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after Participant’s death) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash, as the Committee shall determine.  The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price of the Shares.

(f)                                    Modification or Assumption of SARs.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. For avoidance of doubt, the Committee may Re-Price outstanding SARs.  No modification of a SAR shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such SAR.

SECTION 9.  TERMS AND CONDITIONS FOR RESTRICTED STOCK GRANTS.

(a)                                  Award Agreement.  Each Restricted Stock Grant awarded under the Plan shall be evidenced by an Award Agreement between the Participant and the Company.  Each Restricted Stock Grant shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan (including without limitation any Performance Goals).  The provisions of the Award Agreements entered into under the Plan need not be identical.

(b)                                 Number of Shares and Payment.  An Award Agreement shall specify the number of Shares to which the Restricted Stock Grant pertains and is subject to adjustment of such number in accordance with Section 13.  Restricted Stock Grants may be issued with or without cash consideration under the Plan.

(c)                                  Vesting Conditions.  Each Restricted Stock Grant may or may not be subject to vesting.  Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement.  An Award Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events.

(d)                                 Voting and Dividend Rights.  The holder of a Restricted Stock Grant (irrespective of whether the Shares subject to the Restricted Stock Grant are vested or unvested) awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders.  However, any dividends received on Shares that are unvested (whether such dividends are in the form of cash or Shares) shall be subject to the same vesting conditions and restrictions as the Restricted Stock Grant with respect to which the dividends were paid.  Such additional Shares issued as dividends that are subject to the Restricted Stock Grant shall not count toward the Share Limit.

(e)                                  Modification or Assumption of Restricted Stock Grants.  Within the limitations of the Plan, the Committee may modify or assume outstanding Restricted Stock Grants or may accept the cancellation of outstanding Restricted Stock Grants (including stock granted by another issuer) in return for the grant of new Restricted Stock Grants for the same or a different number of Shares.  No modification of a Restricted Stock Grant shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such Restricted Stock Grant.

SECTION 10.  TERMS AND CONDITIONS OF STOCK UNITS.

(a)                                  Award Agreement.  Each grant of Stock Units under the Plan shall be evidenced by an Award Agreement between the Participant and the Company.  Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan (including without limitation any Performance Goals).  The provisions of the various Award Agreements entered into under the Plan need not be identical.  Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.

(b)                                 Number of Shares and Payment.  An Award Agreement shall specify the number of Shares to which the Stock Unit Award pertains and is subject to adjustment of such number in accordance with Section 13.  To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c)                                  Vesting Conditions.  Each Award of Stock Units may or may not be subject to vesting.  Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement.  An Award Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events.

(d)                                 Voting and Dividend Rights.  The holders of Stock Units shall have no voting rights.  Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash or Common Stock dividends paid on one Share while the Stock Unit is outstanding.  Dividend equivalents may be converted into additional Stock Units.  Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both.  Prior to vesting of the Stock Units, any dividend equivalents accrued on such unvested Stock Units shall be subject to the same vesting conditions and restrictions as the Stock Units to which they attach.

(e)                                  Modification or Assumption of Stock Units.  Within the limitations of the Plan, the Committee may modify or assume outstanding Stock Units or may accept the cancellation of outstanding Stock Units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares.  No modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such Stock Unit.

(f)                                    Form and Time of Settlement of Stock Units.  Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee.  The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award.  Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days.  Except as otherwise provided in an Award Agreement or a timely completed deferral election, vested Stock Units shall be settled within thirty days after vesting.  The Award Agreement may provide that distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to a later specified date.  The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents.  Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 13.

(g)                                 Creditors’ Rights.  A holder of Stock Units shall have no rights other than those of a general creditor of the Company.  Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

SECTION 11.  OTHER AWARDS

The Committee may in its discretion issue Other Equity Awards to Selected Employees and/or Cash Awards to Covered Employees. The terms and conditions of any such Awards shall be evidenced by an Award Agreement between the Participant and the Company. Settlement of Other Equity Awards may be in the form of Shares and/or cash as determined by the Committee.

SECTION 12.  CODE SECTION 162(M).

(a)                                  Applicability.  The provisions of Sections 12(b) and 12(c) shall apply to an Award if and only if all of the following items (i) through (iii) in this Section 12(a) are true as of the date of grant of such Award:

(i) the Company is a “publicly held corporation” within the meaning of Code Section 162(m);

(ii) the deduction limitations of Code Section 162(m) are applicable to Awards granted to Covered Employees under this Plan; and

(iii) the Award is intended to qualify as “performance-based compensation” under Code Section 162(m).

(b)                                 Administration.  Awards issued in accordance with this Section 12 shall be granted by and administered by a Committee whose composition satisfies the “outside director” requirements under Code Section 162(m) with respect to performance-based compensation.  If Performance Goals are included in Awards in order to enable such Awards to qualify as performance-based compensation under Code Section 162(m), then such Awards will be subject to the achievement of such Performance Goals that will be established and administered pursuant to the requirements of Code Section 162(m) and as described in this Section 12(b).  To the extent required by Code Section 162(m), the Committee shall certify in writing the degree to which the Performance Goals have been satisfied before any Shares underlying an Award or any Award payments are released to a Covered Employee with respect to a Performance Period.  Without limitation, the approved minutes of a Committee meeting shall constitute such written certification.

Notwithstanding satisfaction of any completion of any Performance Goal, to the extent specified at the time of grant of an Award, the number of Shares, Options, SARs, Restricted Stock Units, or Other Equity Awards or the value of a Cash Award or any other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.  For avoidance of doubt, Awards with Performance Goals or performance objectives (if any) that are granted to Selected Employees who are not Covered Employees or any Awards to Covered Employees which are not intended to qualify as performance-based compensation under Code Section 162(m) need not comply with the requirements of Code Section 162(m) or this Section 12.

(c)                                  Limits.  Awards intended to qualify as performance-based compensation under Code Section 162(m) will be limited to the following amounts.

(i)             Limits on Options and SARs.  No Selected Employee shall receive Options and/or SARs to purchase Shares during any Fiscal Year that in the aggregate cover in excess of [                  ] Shares.

(ii)          Limits on Restricted Stock Grants and Stock Units.  No Selected Employee shall receive Restricted Stock Grants and/or

Stock Units during any Fiscal Year that in the aggregate cover in excess of [                  ] Shares.

(iii)       Limits on Other Equity Awards.  No Selected Employee shall receive Other Equity Awards during any Fiscal Year that in the aggregate cover in excess of [                  ] Shares.

(iv)      Limit on Total Amount of All Awards Other than Cash Awards.  No Selected Employee shall receive Awards (excluding Cash Awards) during any Fiscal Year in excess of the aggregate amount of [                  ] Shares, whether such Awards are in the form of Options, SARs, Restricted Stock Grants, Stock Units and/or Other Equity Awards.

(v) Increased Limits.  The numerical limits expressed in the foregoing subparts (i) through (iii) shall in each case be multiplied by a factor of two (and the limit in the foregoing subpart (iv) shall be increased to [                  ] Shares) with respect to Awards (other than Cash Awards) granted to a Selected Employee during the Fiscal Year of the Selected Employee’s commencement of employment with the Company or during the first Fiscal Year that the Selected Employee becomes a Covered Employee.

(vi) Limit on Cash Awards.  The maximum aggregate value of Cash Awards that may be received by any one Covered Employee with respect to any Fiscal Year is $[                  ].

SECTION 13.  ADJUSTMENTS.

(a)                                  Adjustments.  In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a stock split, a reverse stock split, a reclassification or other distribution of the Shares without the receipt of consideration by the Company, of or on the Common Stock, a recapitalization, a combination, a spin-off or a similar occurrence, the Committee shall make equitable and proportionate adjustments, taking into consideration the accounting and tax consequences, to:

(1)                                  the Share Limit and ISO Limit and the various Share numbers referenced in Section 5(a) and the Code Section 162(m) Share limits specified in Section 12(c);

(2)                                  the Share number referenced in clause (ii) of the Annual Increase specified in Section 5(b);

(3)                                  the number and kind of securities available for Awards (and which can be issued as ISOs) under Section 5;

(4)                                  the number and kind of securities covered by each outstanding Award;

(5)                                  the Exercise Price under each outstanding Option and SAR; and

(6)                                  the number and kind of outstanding securities issued under the Plan.

(b)                                 Participant Rights.  Except as provided in this Section 13, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.  If by reason of an adjustment pursuant to this Section 13, a Participant’s Award covers additional or different shares of stock or securities, then such additional or different shares and the Award in respect thereof shall be subject to all of the terms, conditions and restrictions which were applicable to the Award and the Shares subject to the Award prior to such adjustment.

(c)                                  Fractional Shares.  Any adjustment of Shares pursuant to this Section 13 shall be rounded down to the nearest whole number of Shares.  Under no circumstances shall the Company be required to authorize or issue fractional shares.  To the extent permitted by applicable law, no consideration shall be provided as a result of any fractional shares not being issued or authorized.

SECTION 14.  EFFECT OF A CHANGE IN CONTROL.

(a)                                  Merger or Reorganization.  In the event that there is a Change in Control and/or the Company is a party to a merger or acquisition or reorganization or similar transaction, outstanding Awards shall be subject to the merger agreement or other applicable transaction agreement.  Such agreement may provide, without limitation, that subject to the consummation of the applicable transaction, for the assumption (or substitution) of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration, in all cases without the consent of the Participant and outstanding Awards do not have to all be uniformly treated the same way.

(b)                                 Acceleration of Vesting.  Except as otherwise provided in the applicable Award Agreement (and in such case the applicable Award Agreement shall govern), in the event that a Change in Control occurs and there is no assumption, substitution or continuation of Awards pursuant to Section 14(a), the Committee in its discretion may provide that some or all Awards shall vest and become exercisable as of immediately before such Change in Control.  For avoidance of doubt, “substitution” includes, without limitation, an Award being replaced by a cash award that provides an equivalent intrinsic value (wherein intrinsic value equals the difference between the market value of a share and any exercise price).

SECTION 15.  LIMITATIONS ON RIGHTS.

(a)                                  Retention Rights.  Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain in Continuous Service as an Employee, Consultant, or Non Employee Director or to receive any other Awards under the Plan.  The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Continuous Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Certificate of Incorporation and Bylaws and a written employment agreement (if any).

(b)                                 Regulatory Requirements.  Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required.  The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

(c)                                  Dissolution.  To the extent not previously exercised or settled, Options, SARs, unvested Stock Units and unvested Restricted Stock Grants shall terminate immediately prior to the dissolution or liquidation of the Company and shall be forfeited to the Company (except for repayment of any amounts a Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards).

(d)                                 Clawback Policy.  The Company may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a Participant and (iii) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with Company policies as may be adopted and/or modified from time to time by the Company and/or applicable law (each, a “Clawback Policy”).  In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with the Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by the Company’s Clawback Policy which may be amended from time to time by the Company in its discretion (including without limitation to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Awards (and/or awards issued under any of the Prior Equity Compensation Plans) may be unilaterally amended by the Company to the extent needed to comply with the Clawback Policy.

SECTION 16.  TAXES.

(a)                                  General.  A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations (including without limitation federal, state, local and foreign taxes) that arise in connection with his or her Award.  The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied and the Company shall, to the maximum extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(b)                                 Share Withholding.  The Committee in its discretion may permit or require a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired (or by stock attestation).  Such Shares shall be valued based on the value of the actual trade or, if there is none, the Fair Market Value as of the previous day.  Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the SEC.  The Committee may also, in its discretion, permit or require a Participant to satisfy withholding tax obligations related to an Award through a sale of Shares underlying the Award or, in the case of Options, through Net Exercise or Cashless Exercise.  The number of Shares that are withheld from an Award pursuant to this section may also be limited by the Committee, to the extent necessary, to avoid liability-classification of the Award (or other adverse accounting treatment) under applicable financial accounting rules including without limitation by requiring that no amount may be withheld which is in excess of minimum statutory withholding rates.  The Committee, in its discretion, may permit or require other forms of payment of applicable tax withholding.

SECTION 17.  DURATION AND AMENDMENTS.

(a)                                  Term of the Plan.  The Plan is effective on the Effective Date provided that any Awards granted before the Stockholder Approval Date shall be expressly conditioned upon and subject to stockholder approval of this Plan.  If the Stockholder Approval Date does not occur before the first anniversary of the Effective Date then the Plan shall terminate on such first anniversary and any outstanding Awards previously granted shall then be forfeited without consideration (except for repayment of any amounts a Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards).  If the Stockholder Approval Date occurs before the first anniversary of the Effective Date, then the Plan shall terminate on the day before the tenth anniversary of the Effective Date.  In all cases, the Plan may be terminated on any earlier date other than what is specified above pursuant to Section 17(b).  This Plan will not in any way affect outstanding awards that were issued under the Prior Equity Compensation Plans or other Company equity compensation plans.  No new awards may be granted under any of the Prior Equity Compensation Plans as of the effective date of the IPO.

(b)                                 Right to Amend or Terminate the Plan.  The Board may amend or terminate the Plan at any time and for any reason. No Awards shall be granted under the Plan after the Plan’s termination.  An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.  In addition, no such amendment or termination shall be made which would impair the rights of any Participant, without such Participant’s written consent, under any then-outstanding Award, provided that no such Participant consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.  In the event of any conflict in terms between the Plan and any Award Agreement, the terms of the Plan shall prevail and govern.

SECTION 18.  EXECUTION.

To record the adoption of this Plan by the Board, the Company has caused its duly authorized Officer to execute this Plan on behalf of the Company.

LEGALZOOM.COM, INC.

By:	John Suh
Title:	Chief Executive Officer

GRANT NO.

LEGALZOOM.COM, INC.

2012 EQUITY INCENTIVE PLAN

RESTRICTED STOCK GRANT AGREEMENT

The Company hereby awards a Restricted Stock Grant (the “Restricted Stock”) to the Participant named below.  The terms and conditions of the Restricted Stock Grant are set forth in this cover sheet, in the attached Restricted Stock Grant Agreement and in the LegalZoom.com, Inc. 2012 Equity Incentive Plan, as it may be amended from time to time.  This cover sheet is incorporated into and a part of the attached Restricted Stock Grant Agreement (together, the “Agreement”).

Date of Award:

Name of Participant:

Number of Shares of Restricted Stock Awarded:

Amount Paid by Participant for the Shares of Restricted Stock Awarded:     $

Aggregate Fair Market Value of Restricted Stock on Date of Award:            $

Vesting Calculation Date:                                      .

Vesting Schedule:                               .

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Restricted Stock Grant Agreement and in the Plan and the Plan’s prospectus.  You specifically acknowledge that you have carefully read the section entitled “Code Section 83(b) Election” and the attachment entitled “Section 83(b) Elections” and you further acknowledge that you are solely responsible for filing any Code Section 83(b) election, and that such election must be filed within thirty (30) days after the Date of Award in order to be effective. You are also acknowledging receipt of this Agreement and a copy of the Plan and the Plan’s prospectus, a copy of which is also enclosed.

Company:	Participant:

By:
Its:

Attachments

LEGALZOOM.COM, INC.

2012 EQUITY INCENTIVE PLAN

RESTRICTED STOCK GRANT AGREEMENT

1.	The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by this reference.  You and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.  Unless otherwise defined in this Agreement, certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement, the attached Exhibits and the Plan constitute the entire understanding between you and the Company regarding this Award of Restricted Stock.  Any prior agreements, commitments or negotiations concerning this Award are superseded.

2.	Award of Restricted Stock

Notwithstanding anything to the contrary, this Award is granted on the condition that the Company’s stockholders approve the Plan prior to       , 2013.  If the Company’s stockholders do not approve the Plan prior to       , 2013, then this Award shall be immediately forfeited without consideration.

The Company awards you the number of shares of Restricted Stock shown on the cover sheet of this Agreement.  The Award is subject to the terms and conditions of this Agreement and the Plan.  This Award is not intended to constitute a nonqualified deferred compensation under section 409A of the Code and will be interpreted accordingly.  You will also be required, as a condition of this Award, to enter into any Company stockholder agreement or other agreements that are applicable to stockholders.

3.	Vesting	This Award will vest according to the Vesting Schedule on the attached cover sheet.

4.	Escrow

The certificate(s) for the Restricted Stock shall be deposited in escrow with the Secretary of the Company (or his/her designee) to be held in accordance with the provisions of this paragraph.  Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached hereto as Exhibit A.  The deposited certificates shall remain in escrow until such time as the certificates are to be released or otherwise surrendered for cancellation as discussed below.  Upon delivery of the certificates to the Company, you shall be issued an instrument of deposit acknowledging the number of Shares of Restricted Stock delivered in escrow to the Secretary of the Company.

All regular cash dividends, if any, on the Restricted Stock shall be paid directly to you and shall not be held in escrow.

The Restricted Stock held in escrow hereunder shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company, provided, however, that the minimum number of

2

Shares released to you in any individual release of Share certificates must be at least twenty-five (25) Shares (unless the release represents your final release of Share certificates from escrow):

•                  When your interest in the Restricted Stock vests, the certificates for such vested Restricted Stock shall be released from escrow and delivered to you, at your request.  Upon termination of your Continuous Service for any reason prior to vesting and in which no vesting is provided upon such termination, any unvested Restricted Stock subject to this Agreement shall be immediately surrendered to the Company.

5.	No Assignment

The Shares subject to this Award shall not be sold, hypothecated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law.  If you attempt to do any of these things, this Award will immediately become invalid.  However, this shall not preclude a transfer of vested Shares by will or by the laws of descent and distribution.  In addition, pursuant to Company procedures, you may designate a beneficiary who will receive any outstanding vested Shares in the event of your death.  Regardless of any marital property settlement agreement, the Company is not obligated to recognize your spouse’s interest in your Award in any other way.

6.	Code Section 83(b) Election

You represent and warrant that you understand the Federal, state and local income tax consequences of the granting of this Restricted Stock.  Under Section 83 of the Code, the Fair Market Value of the Restricted Stock on the date any forfeiture restrictions applicable to such Restricted Stock lapse will be reportable as ordinary income at that time.  For this purpose, “forfeiture restrictions” include surrender to the Company of unvested Restricted Stock as described above.  You may voluntarily elect to be taxed at the time the Restricted Stock is acquired to the extent that the Fair Market Value of the Restricted Stock exceeds the amount of consideration paid by you (if any) for such Restricted Stock at that time rather than when such Restricted Stock ceases to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Date of Award.  A form for making this election is attached as Exhibit B hereto.  Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you as the forfeiture restrictions lapse.  YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF.  MOREOVER, YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE A CODE SECTION 83(b) ELECTION.

7.	Leaves of Absence	For purposes of this Award, your Continuous Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in

3

writing, if the terms of the leave provide for Continuous Service crediting, or when Continuous Service crediting is required by applicable law.  Your Continuous Service terminates in any event when the approved leave ends, unless you immediately return to active work.

The Company determines which leaves count for this purpose (along with determining the effect of a leave of absence on vesting of the Award), and when your Continuous Service terminates for all purposes under the Plan.

8.	Voting and Other Rights

Subject to the terms of the Plan and this Agreement, you shall have all the rights and privileges of a shareholder of the Company while the Restricted Stock is held in escrow, including the right to vote and to receive dividends (if any).  However, any dividends received on Shares that are unvested (whether such dividends are in the form of cash or Shares) may be subject to the same vesting conditions and restrictions as the Restricted Stock Grant with respect to which the dividends were paid.

9.	Adjustments

In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of outstanding Shares of Restricted Stock covered by this Award may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan.

10.	Merger or Other Reorganization

Pursuant to Section 14(a) of the Plan, your Award shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

11.	Restrictions on Issuance	The Company will not issue any Restricted Stock or Shares if the issuance of such Restricted Stock or Shares at that time would violate any law or regulation.

12.	Taxes and Withholding

You will be solely responsible for payment of any and all applicable taxes associated with this Award.

The delivery to you of any Shares will not be permitted unless and until you have satisfied any withholding or other taxes that may be due.

Any such tax withholding obligations may be settled by the Company withholding and retaining a portion of the Shares from the Shares that would otherwise be deliverable to you as of the vesting date and/or by Shares which have already been owned by you for more than six (6) months and which are surrendered to the Company.  Such withheld or surrendered Shares will be applied to pay the withholding obligation by using the aggregate fair market value of the withheld or surrendered Shares as of the date of vesting.  If Shares are withheld, then you will be delivered the net amount of vested Shares after the Share withholding has been effected and you will not receive the withheld Shares.

13.	Code Section 409A	This Award will be administered and interpreted to comply with Code Section 409A. Section 4(g) of the Plan will apply to this Award to the extent needed.

4

14.	Investment Representation

In the event that you receive Shares as payment pursuant to the settlement of this Award, and such Shares have not been registered under the Securities Act or any applicable state laws at the time this Award is settled, you shall, if required by the Company, prior to the receipt of such Shares, deliver to the Company an “Investment Representation Statement” in a form prescribed by the Company and shall make such other written representations as are deemed necessary or appropriate by the Company and/or its counsel.

15.	Restrictions on Resale

By signing this Agreement, you agree not to sell, transfer, assign, dispose of, pledge, hypothecate, make any short sale of, or otherwise effect a similar transaction of any Shares acquired under this Award (each a “Sale Prohibition”) at a time when applicable laws, regulations or Company or underwriter trading policies or agreements prohibit the disposition of Shares.  The Company shall have the right to designate one or more periods of time, each of which generally will not exceed one hundred eighty (180) days in length (provided however, that such period may be extended in connection with the Company’s release (or announcement of release) of earnings results or other material news or events), and to impose a Sale Prohibition, during which any Shares acquired under this Award shall not be sold, if the Company determines (in its sole discretion) that such limitation(s) is needed in connection with a public offering of Shares or to comply with an underwriter’s request or trading policy, or  could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities.

If the sale of Shares acquired under this Award is not registered under the Securities Act, but an exemption is available which requires an investment representation or other representation and warranty, you shall represent and agree that the Shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations and warranties as are deemed necessary or appropriate by the Company and its counsel.

16.	Retention Rights

Your Award or this Agreement does not give you the right to be retained by the Company (or any Parent or any Subsidiaries or Affiliates) in any capacity.  The Company (or any Parent and any Subsidiaries or Affiliates) reserves the right to terminate your Continuous Service at any time and for any reason.

This Award and the Shares subject to the Award are not intended to constitute or replace any pension rights or compensation and are not to be considered compensation of a continuing or recurring nature, or part of your normal or expected compensation, and in no way represent any portion of your salary, compensation or other remuneration for any purpose, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal,

5

end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

17.	Legends

All certificates representing the Common Stock issued under this Award may, where applicable, have endorsed thereon the following legend and any other legend the Company determines appropriate:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST.  A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

18.	Clawback Policy

The Company may (i) cause the cancellation of this Award, (ii) require reimbursement of this Award  and (iii) effect any other right of recoupment of equity or other compensation provided under the Plan or otherwise in accordance with the Company’s Clawback Policy and/or applicable law.  In addition, you may be required to repay to the Company certain previously paid compensation, whether provided under the Plan or this Agreement or otherwise, in accordance with the Clawback Policy.  By accepting this Award, you are also agreeing to be bound by the Company’s Clawback Policy which may be amended from time to time by the Company in its discretion (including without limitation to comply with applicable laws or stock exchange requirements) and are further agreeing that this Award may be unilaterally amended by the Company to the extent needed to comply with the Clawback Policy.

19.	Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware without reference to the conflicts of law provisions thereof.

20.	Binding Effect; No Third Party Beneficiaries

This Agreement shall be binding upon and inure to the benefit of the Company and you and any respective heirs, representatives, successors and permitted assigns.  This Agreement shall not confer any rights or remedies upon any person other than the Company and you and any respective heirs, representatives, successors and permitted assigns.  The parties agree that this Agreement shall survive the settlement or termination of the Award.

21.	Voluntary Participant	You acknowledge that you are voluntarily participating in the Plan.

6

22.	No Rights to Future Awards

Your rights, if any, in respect of or in connection with this Award or any other Awards are derived solely from the discretionary decision of the Company to permit you to participate in the Plan and to benefit from a discretionary future Award.  By accepting this Award, you expressly acknowledge that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to you or benefits in lieu of Award or any other Awards even if Awards have been granted repeatedly in the past.  All decisions with respect to future Awards, if any, will be at the sole discretion of the Committee.

23.	No Advice Regarding Grant

The Company has not provided any tax, legal or financial advice, nor has the Company made any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying Shares.  You are hereby advised to consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.

24.	No Right to Damages

You will have no right to bring a claim or to receive damages if any portion of the Award is cancelled or expires unexercised.  The loss of existing or potential profit in the Award will not constitute an element of damages in the event of the termination of your Continuous Service for any reason, even if the termination is in violation of an obligation of the Company or a Parent or a Subsidiary or an Affiliate to you.

25.	Data Privacy

You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by the Company for the exclusive purpose of implementing, administering and managing your participation in the Plan.  You understand that the Company holds certain personal information about you, including, but not limited to, name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Awards or any other entitlement to Shares awarded, cancelled, purchased, exercised, vested, unvested or outstanding in your favor for the purpose of implementing, managing and administering the Plan (“Data”).  You understand that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere and that the recipient country may have different data privacy laws and protections than your country.  You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data, as may be required to a broker or other third party with whom you may elect to deposit any Shares acquired under the Plan.

26.	Other Information

You agree to receive shareholder information, including copies of any annual report, proxy statement and periodic report, from the Company’s website at www.legalzoom.com, if the Company wishes to provide such information through its website.  You acknowledge that copies of the Plan, Plan

7

prospectus, Plan information and stockholder information are also available upon written or telephonic request to the Committee and/or the Board.

27.	Nondisclosure of Confidential Information

You acknowledge that the businesses of the Company is highly competitive and that the Company’s strategies, methods, books, records, and documents, technical information concerning its products, equipment, services, and processes, procurement procedures and pricing techniques, the names of and other information (such as credit and financial data) concerning former, present or prospective customers and business affiliates, all comprise confidential business information and trade secrets which are valuable, special, and unique assets which the Company uses in its business to obtain a competitive advantage over competitors.  You further acknowledge that protection of such confidential business information and trade secrets against unauthorized disclosure and use is of critical importance to the Company in maintaining its competitive position.  You acknowledge that by reason of your duties to and association with the Company, you have had and will have access to and have and will become informed of confidential business information which is a competitive asset of the Company.  You hereby agree that you will not, at any time during or after employment, make any unauthorized disclosure of any confidential business information or trade secrets of the Company, or make any use thereof, except in the carrying out of services responsibilities.  You shall take all necessary and appropriate steps to safeguard confidential business information and protect it against disclosure, misappropriation, misuse, loss and theft.  Confidential business information shall not include information in the public domain (but only if the same becomes part of the public domain through a means other than a disclosure prohibited hereunder).  The above notwithstanding, a disclosure shall not be unauthorized if (i) it is required by law or by a court of competent jurisdiction or (ii) it is in connection with any judicial, arbitration, dispute resolution or other legal proceeding in which your legal rights and obligations as a service provider or under this Agreement are at issue; provided, however, that you shall, to the extent practicable and lawful in any such events, give prior notice to the Company of your intent to disclose any such confidential business information in such context so as to allow the Company an opportunity (which you will not oppose) to obtain such protective orders or similar relief with respect thereto as may be deemed appropriate. Any information not specifically related to the Company would not be considered confidential to the Company.

The Company will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights to which it may be entitled.  You agree and acknowledge that money damages may not be an adequate remedy for breach of the provisions of this Agreement and that the Company may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

8

28.	Further Assistance

You agree to provide assistance reasonably requested by the Company in connection with actions taken by you while providing services to the Company, including but not limited to assistance in connection with any lawsuits or other claims against the Company arising from events during the period in which you rendered service to the Company.

29.	Notice

Any notice to be given or delivered to the Company relating to this Agreement shall be in writing and addressed to the Company at its principal corporate offices.  Any notice to be given or delivered to you relating to this Agreement shall be in writing and addressed to you at such address of which you advise the Company in writing.  All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan and Plan prospectus.  Any inconsistency between this Agreement and the Plan shall be resolved by reference to the Plan.

9

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Grant Agreement dated as of [                     ], the undersigned hereby sells, assigns and transfers unto [            ] shares of the Common Stock of LegalZoom.com, Inc., a Delaware corporation, standing in the undersigned’s name on the books of said corporation represented by certificate No.                         , herewith, and does hereby irrevocably constitute and appoint                            attorney-in-fact to transfer the said stock on the books of the said corporation with full power of substitution in the premises.

Dated:           [Month] [Day], 20

1

EXHIBIT B

ELECTION UNDER SECTION 83(b) OF
THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.                                      The name, address and social security number of the undersigned:

Social Security No. :

2.                                      Description of property with respect to which the election is being made:

                                     shares of common stock of LegalZoom.com, Inc.] (the “Company”).

3.                                      The date on which the property was transferred is                           , [YEAR].

4.                                      The taxable year to which this election relates is calendar year [YEAR].

5.                                      Nature of restrictions to which the property is subject:

The shares of stock are subject to the provisions of a Restricted Stock Grant Agreement (the “Agreement”) between the undersigned and the Company.  The shares of stock are subject to forfeiture under the terms of the Agreement, including, but not limited to, the forfeiture, without consideration, of any unvested shares of Company stock subject to the Agreement in the event that the undersigned’s “continuous service” (as defined in the Company’s 2012 Equity Incentive Plan) ceases prior to the shares of stock subject to the Agreement becoming fully vested.

6.                                      The Fair Market Value of the property at the time of transfer (determined without regard to any lapse restriction) was $                     per share, [for a total of $                    .]

7.                                      The amount paid by taxpayer for the property was $                    .

8.                                      A copy of this statement has been furnished to the Company.

Dated:                                 , [YEAR].

[Taxpayer’s Name]

1

SECTION 83(b) ELECTIONS

This memorandum briefly describes certain aspects of Internal Revenue Code section 83 and section 83(b) elections as they exist under current law.  A form of election is attached.  The effect of making the election is that it permits the employee or consultant to include in his or her gross income, in his or her taxable year in which unvested shares are transferred, the excess, if any, of (i) the Fair Market Value of such shares at the time of transfer (determined without regard to restrictions other than those which will never lapse), over (ii) the amount (if any) paid for such shares.

By making the section 83(b) election, subsequent appreciation in the value of the shares generally will be taxed as a capital gain, rather than as compensation.  Also, appreciation that occurs after the transfer but prior to vesting will not be taxed until the shares are sold.  Finally, such subsequent appreciation may be deferred if transfer occurs in a tax-free reorganization or may go untaxed altogether if a stepped-up basis results from transfer by reason of death.  However, if the shares are forfeited the employees or consultants who made the election can only deduct a loss to the extent the amount received (if any) on forfeiture is less than the amount paid (if any) for such shares.  Thus, such employees or consultants are precluded from recovering the tax paid with respect to any reported compensation income.  Moreover, any loss recognized will generally be a capital loss which can only offset capital gains plus $3,000 of ordinary income ($1,500 in the case of married individuals filing a separate return).

In the absence of an election, the employee or consultant who receives unvested shares does not recognize any income until such shares vest.  In the taxable year in which any shares vest such employee or consultant will recognize compensation income equal to the excess, if any, of (i) the Fair Market Value of the vested shares on the vesting date, over (ii) the amount (if any) paid for such shares.  If the shares are forfeited the employee or consultant will recognize ordinary loss to the extent the amount received on forfeiture is less than the amount paid for such shares.

The election must be made not later than 30 days after the date of transfer of the shares to the employee or consultant.  The election is to be filed with the Internal Revenue Service Center with which the employee or consultant files his or her return.  In general, the election is irrevocable.

Each filing should be made by certified mail with the sender’s receipt postmarked at the time of mailing to establish proof of filing.  Also, one copy of the election should be filed with the company.  Finally, one copy of the election must be submitted with the employee’s federal income tax returns for the taxable year in which the shares are transferred.  Although the election must be made within 30 days of the date of transfer of the shares, the tax, if any, arising out of the election need not be paid until the employee or consultant files his or her tax return for the tax year of transfer (subject to the withholding rules discussed below).

The company should be entitled to a tax deduction for federal income tax purposes equal to the amount, if any, included in the gross income of the employees or consultants receiving the shares.  Any deduction is allowed for the taxable year of the company in which or with which ends the taxable year in which the amount was included in the gross income of the employee or consultant.

2

While it may be desirable from a tax standpoint for employees and consultants to make an 83(b) election at the time unvested shares are acquired, the matter should be reviewed by each employee or consultant with his or her tax adviser.

The foregoing is intended only as a general summary of the tax consequences of section 83(b) elections.

3

LEGALZOOM.COM, INC.
2012 EQUITY INCENTIVE PLAN

STOCK UNIT AGREEMENT

The Company hereby awards Stock Units to the Participant named below.  The terms and conditions of the Award are set forth in this cover sheet, in the attached Stock Unit Agreement and in the LegalZoom.com, Inc. 2012 Equity Incentive Plan as it may be amended from time to time (the “Plan”).  This cover sheet is incorporated into and a part of the attached Stock Unit Agreement (together, the “Agreement”).

Date of Award:                                       .

Name of Participant:

Participant’s Social Security Number:                       -        -

Number of Stock Units Awarded:

Fair Market Value of a Share on Date of Stock Unit Grant:  $          .

By signing this cover sheet, you agree to all of the terms and conditions described in the Agreement and in the Plan and the Plan’s prospectus.  You are also acknowledging receipt of this Agreement and a copy of the Plan and the Plan’s prospectus, a copy of which is also enclosed.

Participant:
(Signature)

Company:
(Signature)

Title:

Attachment

1

LEGALZOOM.COM, INC.
2012 EQUITY INCENTIVE PLAN

STOCK UNIT AGREEMENT

1.	The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. You and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. Unless otherwise defined in this Agreement, certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Award of Stock Units. Any prior agreements, commitments or negotiations are superseded.

2.	Award of Stock Units	The Company awards you the number of Stock Units shown on the cover sheet of this Agreement. The Award is subject to the terms and conditions of this Agreement and the Plan.

3.	Vesting

If you render Continuous Service to the Company (or its Parent, Subsidiary or Affiliate) through the applicable dates of vesting, you will become incrementally vested as to 25% of the total number of Stock Units awarded (rounded down to the nearest whole number), as shown above on the cover sheet, on each of the first four anniversaries of the Date of Award. Except as provided in the preceding sentence, in the event that your Continuous Service ceases prior to the fourth anniversary of the Date of Award, you will forfeit to the Company without consideration all of the unvested Stock Units subject to this Award.

4.	Settlement

To the extent a Stock Unit becomes vested and subject to your satisfaction of any tax withholding obligations as discussed below, each vested Stock Unit will entitle you to receive one Share which will be distributed to you on the applicable vesting date(s) (or the first business day thereafter if the vesting date is not a business day) in exchange for such Stock Unit. Issuance of such Shares shall be in complete satisfaction of such vested Stock Units. Such settled Stock Units shall be immediately cancelled and no longer outstanding and you shall have no further rights or entitlements related to those settled Stock Units.

5.	Transfer of Award

You cannot gift, transfer, assign, alienate, pledge, hypothecate, attach, sell, or encumber this Award. If you attempt to do any of these things, this Award will immediately become invalid. You may, however, dispose of this Award in your will or it may be transferred by the laws of descent and distribution. Regardless of

2

any marital property settlement agreement, the Company is not obligated to recognize your spouse’s interest in your Award in any other way.

6.	Investment Representation

In the event that you receive Shares as payment pursuant to the settlement of this Award, and such Shares have not been registered under the Securities Act or any applicable state laws at the time this Award is settled, you shall, if required by the Company, prior to the receipt of such Shares, deliver to the Company an “Investment Representation Statement” in a form prescribed by the Company and shall make such other written representations as are deemed necessary or appropriate by the Company and/or its counsel.

7.	Leaves of Absence

For purposes of this Award, your Continuous Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for Continuous Service crediting, or when Continuous Service crediting is required by applicable law. Your Continuous Service terminates in any event when the approved leave ends unless you immediately return to active work.

The Company determines which leaves count for this purpose (along with determining the effect of a leave of absence on vesting of the Award), and when your Continuous Service terminates for all purposes under the Plan.

8.	Stockholder Rights

As a holder of Stock Units, you shall have no rights other than those of a general creditor of the Company. Subject to the terms of this Agreement, a holder of outstanding Stock Units has none of the rights and privileges of a stockholder of the Company, including no right to vote or to receive dividends (if any). Subject to the terms and conditions of this Agreement, Stock Units create no fiduciary duty of the Company to you and only represent an unfunded and unsecured contractual obligation of the Company. The Stock Units shall not be treated as property or as a trust fund of any kind.

You, or your estate, shall have no rights as a stockholder of the Company with regard to the Award until you have been issued the applicable Shares by the Company and have satisfied all other conditions specified in Section 4(e) of the Plan. No adjustment shall be made for cash or stock dividends or other rights for which the record date is prior to the date when such applicable Shares are issued, except as provided in the Plan.

9.	Restrictions on	The Company will not issue any Shares if the issuance of such

3

Issuance

Shares at that time would violate any law or regulation.

Notwithstanding anything to the contrary, this Award is granted on the condition that the Company’s stockholders approve the Plan prior to       , 2013. You understand and agree that this Award may not be settled unless the Company’s stockholders timely approve the Plan. If the Company’s stockholders do not approve the Plan prior to       , 2013 then this Award shall be immediately forfeited without consideration.

10.	Withholding Taxes

You will be solely responsible for payment of any and all applicable taxes, including without limitation any penalties or interest based upon such tax obligations, associated with this Award.

The delivery to you of any Shares underlying vested Stock Units will not be permitted unless and until you have satisfied any withholding or other taxes that may be due. Any such tax withholding obligations may be settled in the Company’s discretion by the Company withholding and retaining a portion of the Shares from the Shares that would otherwise be deliverable to you under the vesting Stock Units as provided in the next two sentences. Such withheld Shares will be applied to pay the withholding obligation by using the aggregate fair market value of the withheld Shares as of the date of settlement. You will be delivered the net amount of vested Shares after the Share withholding has been effected and you will not receive the withheld Shares. The Company will not deliver any fractional number of Shares.

11.	Code Section 409A	This Award will be administered and interpreted to comply with Code Section 409A. Section 4(g) of the Plan will apply to this Award to the extent needed.

12.	Restrictions on Resale

By signing this Agreement, you agree not to sell, transfer, dispose of, pledge, hypothecate, make any short sale of, or otherwise effect a similar transaction of any Shares acquired under this Award (each a “Sale Prohibition”) at a time when applicable laws, regulations or Company or underwriter trading policies prohibit the sale or disposition of Shares.

The Company shall have the right to designate one or more periods of time, each of which generally will not exceed one hundred eighty (180) days in length (provided however, that such period may be extended in connection with the Company’s release (or announcement of release) of earnings results or other material news or events), and to impose a Sale Prohibition, if the Company

4

determines (in its sole discretion) that such limitation(s) is needed in connection with a public offering of Shares or to comply with an underwriter’s request or trading policy, or could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. The Company may issue stop/transfer instructions and/or appropriately legend any stock certificates issued pursuant to this Award in order to ensure compliance with the foregoing.

If the sale of Shares acquired under this Award is not registered under the Securities Act, but an exemption is available which requires an investment representation or other representation and warranty, you shall represent and agree that the Shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations and warranties as are deemed necessary or appropriate by the Company and its counsel.

You may also be required, as a condition of this Award, to enter into any Company stockholder agreement or other agreements that are applicable to stockholders.

13.	Retention Rights

Your Award or this Agreement does not give you the right to be retained by the Company (or any Parent or any Subsidiaries or Affiliates) in any capacity. The Company (or any Parent and any Subsidiaries or Affiliates) reserves the right to terminate your Continuous Service at any time and for any reason.

This Award and the Shares subject to the Award are not intended to constitute or replace any pension rights or compensation and are not to be considered compensation of a continuing or recurring nature, or part of your normal or expected compensation, and in no way represent any portion of your salary, compensation or other remuneration for any purpose, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

14.	Adjustments

In the event of a stock split, a stock dividend or a similar change in the Company stock, both (i) the Vesting Price and (ii) the number of outstanding Stock Units covered by this Award may be adjusted

5

(and rounded down to the nearest whole number) pursuant to the Plan. Your Stock Units shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

15.	Legends

All certificates representing the Shares issued under this Award (if any) may, where applicable, have endorsed thereon the following legends and any other legends the Company determines appropriate:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

16.	Clawback Policy

The Company may (i) cause the cancellation of this Award, (ii) require reimbursement of this Award and (iii) effect any other right of recoupment of equity or other compensation provided under the Plan or otherwise in accordance with the Company’s Clawback Policy and/or applicable law. In addition, you may be required to repay to the Company certain previously paid compensation, whether provided under the Plan or this Agreement or otherwise, in accordance with the Clawback Policy. By accepting this Award, you are also agreeing to be bound by the Company’s Clawback Policy which may be amended from time to time by the Company in its discretion (including without limitation to comply with applicable laws or stock exchange requirements) and are further agreeing that this Award may be unilaterally amended by the Company to the extent needed to comply with the Clawback Policy.

17.	Applicable Law	This Agreement will be interpreted and enforced under the laws of

6

the State of Delaware without reference to the conflicts of law provisions thereof.

18.	Binding Effect; No Third Party Beneficiaries

This Agreement shall be binding upon and inure to the benefit of the Company and you and any respective heirs, representatives, successors and permitted assigns. This Agreement shall not confer any rights or remedies upon any person other than the Company and you and any respective heirs, representatives, successors and permitted assigns. The parties agree that this Agreement shall survive the settlement or termination of the Award.

19.	Notice

Any notice to be given or delivered to the Company relating to this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice to be given or delivered to you relating to this Agreement shall be in writing and addressed to you at such address of which you advise the Company in writing. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

20.	Voluntary Participant	You acknowledge that you are voluntarily participating in the Plan.

21.	No Rights to Future Awards

Your rights, if any, in respect of or in connection with this Award or any other Awards are derived solely from the discretionary decision of the Company to permit you to participate in the Plan and to benefit from a discretionary future Award. By accepting this Award, you expressly acknowledge that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to you or benefits in lieu of other Awards even if Awards have been granted repeatedly in the past. All decisions with respect to future Awards, if any, will be at the sole discretion of the Committee.

22.	Future Value

The future value of the underlying Shares is unknown and cannot be predicted with certainty. If the underlying Shares do not increase in value after the Date of Award, the Award could have little or no value. If you obtain Shares under this Award, the value of the Shares acquired upon settlement may subsequently increase or decrease in value.

23.	No Advice Regarding Award

The Company has not provided any tax, legal or financial advice, nor has the Company made any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying Shares. You are hereby advised to consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the

7

Plan.

24.	No Right to Damages

You will have no right to bring a claim or to receive damages if any portion of the Award is cancelled or expires. The loss of existing or potential profit in the Award will not constitute an element of damages in the event of the termination of your Continuous Service for any reason, even if the termination is in violation of an obligation of the Company or a Parent or a Subsidiary or an Affiliate to you.

25.	Data Privacy

You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by the Company for the exclusive purpose of implementing, administering and managing your participation in the Plan. You understand that the Company holds certain personal information about you, including, but not limited to, name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Awards or any other entitlement to Shares awarded, cancelled, purchased, exercised, vested, unvested or outstanding in your favor for the purpose of implementing, managing and administering the Plan (“Data”). You understand that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere and that the recipient country may have different data privacy laws and protections than your country. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data, as may be required to a broker or other third party with whom you may elect to deposit any Shares acquired under the Plan.

8

26.	Other Information

You agree to receive shareholder information, including copies of any annual report, proxy statement and periodic report, from the Company’s website at www.legalzoom.com, if the Company wishes to provide such information through its website. You acknowledge that copies of the Plan, Plan prospectus, Plan information and stockholder information are also available upon written or telephonic request to the Committee and/or the Board.

27.	Nondisclosure of Confidential Information

You acknowledge that the businesses of the Company is highly competitive and that the Company’s strategies, methods, books, records, and documents, technical information concerning their products, equipment, services, and processes, procurement procedures and pricing techniques, the names of and other information (such as credit and financial data) concerning former, present or prospective customers and business affiliates, all comprise confidential business information and trade secrets which are valuable, special, and unique assets which the Company uses in their business to obtain a competitive advantage over competitors. You further acknowledge that protection of such confidential business information and trade secrets against unauthorized disclosure and use is of critical importance to the Company in maintaining its competitive position. You acknowledge that by reason of your duties to and association with the Company, you have had and will have access to and have and will become informed of confidential business information which is a competitive asset of the Company. You hereby agree that you will not, at any time during or after employment, make any unauthorized disclosure of any confidential business information or trade secrets of the Company, or make any use thereof, except in the carrying out of services responsibilities. You shall take all necessary and appropriate steps to safeguard confidential business information and protect it against disclosure, misappropriation, misuse, loss and theft. Confidential business information shall not include information in the public domain (but only if the same becomes part of the public domain through a means other than a disclosure prohibited hereunder). The above notwithstanding, a disclosure shall not be unauthorized if (i) it is required by law or by a court of competent jurisdiction or (ii) it is in connection with any judicial, arbitration, dispute resolution or other legal proceeding in which your legal rights and obligations as a service provider or under this Agreement are at issue; provided, however, that you shall, to the extent practicable and lawful in any such events, give prior notice to the Company of your intent to disclose any such confidential business information in such context so as to allow the Company an opportunity (which you will not oppose) to obtain such protective orders or similar relief with respect thereto

9

as may be deemed appropriate. Any information not specifically related to the Company would not be considered confidential to the Company.

The Company will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights to which it may be entitled. You agree and acknowledge that money damages may not be an adequate remedy for breach of the provisions of this Agreement and that the Company may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

28.	Further Assistance

You agree to provide assistance reasonably requested by the Company in connection with actions taken by you while providing services to the Company, including but not limited to assistance in connection with any lawsuits or other claims against the Company arising from events during the period in which you rendered service to the Company.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan and Plan prospectus.  Any inconsistency between this Agreement and the Plan shall be resolved by reference to the Plan.

10

LEGALZOOM.COM, INC.

2012 EQUITY INCENTIVE PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

The Company hereby grants an Option to purchase Shares to the Optionee named below.  The terms and conditions of the Option are set forth in this cover sheet, in the attached Nonstatutory Stock Option Agreement and in the LegalZoom.com, Inc. 2012 Equity Incentive Plan as it may be amended from time to time.  This cover sheet is incorporated into and a part of the attached Nonstatutory Stock Option Agreement (together, the “Agreement”).

Date of Option Grant:                                     .

Name of Optionee:

Number of Shares Covered by Option:

Exercise Price per Share:  $          .

Fair Market Value of a Share on Date of Option Grant:  $          .

Expiration Date:                           .  Option will expire earlier as a result of certain events, including your Separation From Service, as provided in this Agreement.

Vesting Calculation Date:                           .

Vesting Schedule:                                   .

By signing this cover sheet, you agree to all of the terms and conditions described in the Agreement and in the Plan and the Plan’s prospectus.  You are also acknowledging receipt of this Agreement and a copy of the Plan and the Plan’s prospectus, a copy of which is also enclosed.

Optionee:
(Signature)

Company:
(Signature)

Title:

Attachment

LEGALZOOM.COM, INC.

2012 EQUITY INCENTIVE PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

1.	The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference.  Certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option.  Any prior agreements, commitments or negotiations concerning this Option are superseded.

2.	Nonstatutory Stock Option

This Option is not intended to be an Incentive Stock Option under section 422 of the Code and will be interpreted accordingly.

This Option is not intended to be deferred compensation under section 409A of the Code and will be interpreted accordingly.

3.	Vesting

This Option is only exercisable before it expires and only with respect to the vested portion of the Option.  This Option will vest according to the Vesting Schedule described in the cover sheet of this Agreement.

4.	Term

Your Option will expire in all cases no later than the close of business at Company headquarters on the Expiration Date, as shown on the cover sheet.  Your Option may expire earlier if your Continuous Service terminates, as described in Sections 5, 6 and 7 below or on the date on which the Option is cancelled (and not substituted or assumed) pursuant to a Change in Control or merger or acquisition or reorganization or similar transaction involving the Company.  You are solely responsible for determining whether and when to exercise any vested portion of this Option and also for keeping track of when your Option expires and when it therefore can no longer be exercised.  The Company has no obligation (and does not intend) to provide you with any further notice of your Option’s expiration dates.  The Company will have no liability to you or to any other person if all or any portion of your Option is not exercised before it expires for any reason.

5.	Termination of Continuous Service - General

If, while the Option is outstanding, your Continuous Service terminates for any reason, other than being terminated by the Company for Cause or due to your death or Disability, then the unvested portion of your Option shall be forfeited without consideration and shall immediately expire on your Termination Date and the vested portion of your Option will expire at the earlier of (i) the close of business at Company headquarters on the date that is three (3) months after your Termination Date, (ii) the Expiration Date set forth in the attached cover sheet and further described in Section 4 above, or (iii) the date on which the Option is cancelled (and not substituted or assumed) pursuant to a Change in Control or merger or acquisition or reorganization or similar transaction involving the Company. In no event is the Option exercisable after the Expiration Date.

6.	Termination of Continuous Service for Cause

If your Continuous Service is terminated by the Company for Cause or if you commit an act(s) of Cause while this Option is outstanding, as determined by the Committee in its sole discretion, then you shall immediately forfeit all rights to your Option without consideration, including any vested portion of the Option, and the entire Option shall immediately expire, and any rights, payments and benefits with respect to the Option shall be subject to reduction or recoupment in accordance with the Clawback Policy and the Plan.  For avoidance of doubt, your Continuous Service shall also be deemed to have been terminated for Cause by the Company if, after your Continuous Service has otherwise terminated, facts and circumstances are discovered that would have justified a termination for Cause, including, without limitation, your violation of Company policies or breach of confidentiality or other restrictive covenants or conditions that may apply to you prior to or after your Termination Date.

7.	Termination of Continuous Service due to Death or Disability

If your Continuous Service terminates because of your death or Disability, then the unvested portion of your Option shall be forfeited without consideration and shall immediately expire on your Termination Date and the vested portion of your Option will expire at the earlier of (i) the close of business at Company headquarters on the date that is six (6) months after your Termination Date, (ii) the Expiration Date set forth in the attached cover sheet and further described in Section 4 above, or (iii) the date on which the Option is cancelled (and not substituted or assumed) pursuant to a Change in Control or merger or acquisition or similar transaction involving the Company.  In no event is the Option exercisable after the Expiration Date.  If your Continuous Service terminated due to your death, then your estate may exercise the vested portion of your Option during the foregoing post-Continuous Service exercise period.

8.	Leaves of Absence

For purposes of this Option, your Continuous Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for Continuous Service crediting, or when Continuous Service crediting is required by applicable law.  Your Continuous Service terminates in any event when the approved leave ends unless you immediately return to active work.

The Company determines which leaves count for this purpose (along with determining the effect of a leave of absence on vesting of the Option), and when your Continuous Service terminates for all purposes under the Plan.

9.	Notice of Exercise	When you wish to exercise this Option, you must notify the

Company by filing a “Notice of Exercise” form at the address given on the form.  Your notice must specify how many Shares you wish to purchase.  Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse’s names as community property or as joint tenants with right of survivorship).  The notice can only become effective after it is received by the Company.

If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

10.	Form of Payment

When you submit your notice of exercise, you must include payment of the aggregate Exercise Price for the Shares you are purchasing.  Payment may be made in one (or a combination) of the following forms:

•      Cash, your personal check, a cashier’s check or a money order.

•      Shares which have already been owned by you for more than six (6) months (or such other duration of time determined by the Company) and which are surrendered to the Company.  The Fair Market Value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

•      To the extent a public market for the Shares exists as determined by the Company, by Cashless Exercise through delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

•      To the extent approved by the Committee in its discretion and with all terms and conditions determined by the Committee, payment may be made in another form of legal consideration acceptable to the Committee.

11.	Withholding Taxes

You will be solely responsible for payment of any and all applicable taxes associated with this Option.

You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or sale of Shares acquired under this Option.

To the extent a public market for the Shares exists as determined by the Company, such withholding taxes may be settled by Cashless Exercise through delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the

Company in payment of the withholding taxes.

To the extent approved by the Committee in its discretion and with all terms and conditions determined by the Committee, payment of withholding taxes may be made in another form of legal consideration acceptable to the Committee.

12.	Code Section 409A	This Award will be administered and interpreted to comply with Code Section 409A. Section 4(g) of the Plan will apply to this Award to the extent needed.

13.	Investment Representation

In the event that you receive Shares as payment pursuant to the exercise of this Award, and such Shares have not been registered under the Securities Act or any applicable state laws at the time this Award is exercised, you shall, if required by the Company, prior to the receipt of such Shares, deliver to the Company an “Investment Representation Statement” in a form prescribed by the Company and shall make such other written representations as are deemed necessary or appropriate by the Company and/or its counsel.

14.	Restrictions on Exercise and Resale

Notwithstanding anything to the contrary, this Option is granted on the condition that the Company’s stockholders approve the Plan prior to       , 2013.  You understand and agree that this Option may not be exercised unless the Company’s stockholders timely approve the Plan.  If the Company’s stockholders do not approve the Plan prior to       , 2013, then this Option shall be immediately forfeited without consideration.

By signing this Agreement, you agree not to (i) exercise this Option (“Exercise Prohibition”), or (ii) sell, transfer, dispose of, pledge, hypothecate, make any short sale of, or otherwise effect a similar transaction of any Shares acquired under this Option (each a “Sale Prohibition”) at a time when applicable laws, regulations or Company or underwriter trading policies prohibit the exercise or disposition of Shares.  The Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation.  The Company shall have the right to designate one or more periods of time, each of which generally will not exceed one hundred eighty (180) days in length (provided however, that such period may be extended in connection with the Company’s release (or announcement of release) of earnings results or other material news or events), and to impose an Exercise Prohibition and/or Sale Prohibition, if the Company determines (in its sole discretion) that such limitation(s) is needed in connection with a public offering of Shares or to comply with an underwriter’s request or trading policy, or could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the

Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities.  The Company may issue stop/transfer instructions and/or appropriately legend any stock certificates issued pursuant to this Option in order to ensure compliance with the foregoing.  Any such Exercise Prohibition shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

If the sale of Shares under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

You may also be required, as a condition of exercise of this Option, to enter into any Company stockholder agreement or other agreements that are applicable to stockholders.

15.	Transfer of Option

Prior to your death, only you may exercise this Option.  You cannot gift, transfer, assign, alienate, pledge, hypothecate, attach, sell, or encumber this Option.  If you attempt to do any of these things, this Option will immediately become invalid.  You may, however, dispose of this Option in your will or it may be transferred by the laws of descent and distribution.  Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse, nor is the Company obligated to recognize your spouse’s interest in your Option in any other way.

16.	Retention Rights

Your Option or this Agreement does not give you the right to be retained by the Company (or any Parent or any Subsidiaries or Affiliates) in any capacity.  The Company (or any Parent and any Subsidiaries or Affiliates) reserves the right to terminate your Continuous Service at any time and for any reason.

This Option and the Shares subject to the Option are not intended to constitute or replace any pension rights or compensation and are not to be considered compensation of a continuing or recurring nature, or part of your normal or expected compensation, and in no way represent any portion of your salary, compensation or other remuneration for any purpose, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

17.	Stockholder Rights

You, or your estate, shall have no rights as a stockholder of the Company with regard to the Option until you have been issued the applicable Shares by the Company and have satisfied all other conditions specified in Section 4(e) of the Plan.  No adjustment shall be made for cash or stock dividends or other rights for which the record date is prior to the date when such applicable Shares are issued, except as provided in the Plan.

18.	Adjustments

In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares covered by this Option (rounded down to the nearest whole number) and the Exercise Price per Share may be adjusted pursuant to the Plan.  Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

19.	Legends	All certificates representing the Shares issued under this Award (if any) may, where applicable, have endorsed thereon the following legends and any other legends the Company determines appropriate:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

20.	Clawback Policy

The Company may (i) cause the cancellation of this Award, (ii) require reimbursement of this Award and (iii) effect any other right of recoupment of equity or other compensation provided under the Plan or otherwise in accordance with the Company’s Clawback Policy and/or applicable law.  In addition, you may be required to repay to the Company certain previously paid compensation, whether provided under the Plan or this Agreement or otherwise, in accordance with the Clawback Policy.  By accepting this Award, you are also agreeing to be bound by the

Company’s Clawback Policy which may be amended from time to time by the Company in its discretion (including without limitation to comply with applicable laws or stock exchange requirements) and are further agreeing that this Award may be unilaterally amended by the Company to the extent needed to comply with the Clawback Policy.

21.	Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware without reference to the conflicts of law provisions thereof.

22.	Binding Effect; No Third Party Beneficiaries

This Agreement shall be binding upon and inure to the benefit of the Company and you and any respective heirs, representatives, successors and permitted assigns.  This Agreement shall not confer any rights or remedies upon any person other than the Company and you and any respective heirs, representatives, successors and permitted assigns.  The parties agree that this Agreement shall survive the settlement or termination of the Award.

23.	Voluntary Participant	You acknowledge that you are voluntarily participating in the Plan.

24.	No Rights to Future Awards

Your rights, if any, in respect of or in connection with this Option or any other Awards are derived solely from the discretionary decision of the Company to permit you to participate in the Plan and to benefit from a discretionary future Award.  By accepting this Option, you expressly acknowledge that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to you or benefits in lieu of Options or any other Awards even if Awards have been granted repeatedly in the past.  All decisions with respect to future Awards, if any, will be at the sole discretion of the Committee.

25.	Future Value

The future value of the underlying Shares is unknown and cannot be predicted with certainty.  If the underlying Shares do not increase in value after the Date of Option Grant, the Option will have little or no value.  If you exercise the Option and obtain Shares, the value of the Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price.

26.	No Advice Regarding Grant

The Company has not provided any tax, legal or financial advice, nor has the Company made any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying Shares.  You are hereby advised to consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.

27.	No Right to Damages

You will have no right to bring a claim or to receive damages if any portion of the Option is cancelled or expires unexercised.  The loss of existing or potential profit in the Option will not constitute an element of damages in the event of the termination of your Continuous Service for any reason, even if the termination is in violation of an obligation of the Company or a Parent or a Subsidiary or an Affiliate to you.

28.	Data Privacy

You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by the Company for the exclusive purpose of implementing, administering and managing your participation in the Plan.  You understand that the Company holds certain personal information about you, including, but not limited to, name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Awards or any other entitlement to Shares awarded, cancelled, purchased, exercised, vested, unvested or outstanding in your favor for the purpose of implementing, managing and administering the Plan (“Data”).  You understand that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere and that the recipient country may have different data privacy laws and protections than your country.  You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data, as may be required to a broker or other third party with whom you may elect to deposit any Shares acquired under the Plan.

29.	Other Information

You agree to receive shareholder information, including copies of any annual report, proxy statement and periodic report, from the Company’s website at www.legalzoom.com, if the Company wishes to provide such information through its website.  You acknowledge that copies of the Plan, Plan prospectus, Plan information and stockholder information are also available upon written or telephonic request to the Committee and/or the Board.

30.	Nondisclosure of Confidential Information

You acknowledge that the businesses of the Company is highly competitive and that the Company’s strategies, methods, books, records, and documents, technical information concerning their products, equipment, services, and processes, procurement procedures and pricing techniques, the names of and other information (such as credit and financial data) concerning former, present or prospective customers and business affiliates, all comprise confidential business information and trade secrets which are valuable, special, and unique assets which the Company uses in their business to obtain a competitive advantage over competitors.  You further acknowledge that protection of such confidential business information and trade secrets against unauthorized disclosure and use is of critical importance to the Company in maintaining its competitive position.  You acknowledge that by reason of your duties to and association with the Company, you have had and will have access to and have and will become informed of confidential business information which is a competitive asset of the Company.  You hereby agree that you will not, at any time during or after employment, make any unauthorized disclosure of any confidential business information or trade secrets of the Company, or make any use thereof, except in the carrying out of services responsibilities.  You shall take all necessary and appropriate steps to safeguard confidential business information and protect it against disclosure, misappropriation, misuse, loss and theft.  Confidential business information shall not include information in the public domain (but only if the same becomes part of the public domain through a means other than a disclosure prohibited hereunder).  The above notwithstanding, a disclosure shall not be unauthorized if (i) it is required by law or by a court of competent jurisdiction or (ii) it is in connection with any judicial, arbitration, dispute resolution or other legal proceeding in which your legal rights and obligations as a service provider or under this Agreement are at issue; provided, however, that you shall, to the extent practicable and lawful in any such events, give prior notice to the Company of your intent to disclose any such confidential business information in such context so as to allow the Company an opportunity (which you will not oppose) to obtain such protective orders or similar relief with respect thereto as may be deemed appropriate. Any information not specifically related to the Company would not be considered confidential to the Company.

The Company will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights to which it may be entitled.  You agree and acknowledge that money damages may not be an adequate remedy for breach of the provisions of this Agreement and that the Company may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

31.	Further Assistance

You agree to provide assistance reasonably requested by the Company in connection with actions taken by you while providing services to the Company, including but not limited to assistance in connection with any lawsuits or other claims against the Company arising from events during the period in which you rendered service to the Company.

32.	Notice

Any notice to be given or delivered to the Company relating to this Agreement shall be in writing and addressed to the Company at its principal corporate offices.  Any notice to be given or delivered to you relating to this Agreement shall be in writing and addressed to you at such address of which you advise the Company in writing.  All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan and Plan prospectus.  Any inconsistency between this Agreement and the Plan shall be resolved by reference to the Plan.

LEGALZOOM.COM, INC.
NOTICE OF EXERCISE OF NONSTATUTORY STOCK OPTION BY OPTIONEE

LegalZoom.com, Inc.
101 North Brand Boulevard, 11th Floor

Glendale, California  91203
Attention:  Secretary

Re:	Exercise of Nonstatutory Stock Option to Purchase Shares of Company Stock

[PRINT NAME OF OPTIONEE]

Pursuant to the Nonstatutory Stock Option Agreement dated                                       ,              between                 LegalZoom.com, Inc., a Delaware corporation, (the “Company”) and me, made pursuant to the 2012 Equity Incentive Plan (the “Plan”), I hereby request to purchase                Shares (whole number only and must be not less than twenty-five Shares or the remaining number of vested Shares subject to this Option) of common stock of the Company (the “Shares”), at the exercise price of $                     per Share.  I am hereby making full payment of the aggregate exercise price by one or more of the following forms of payment in accordance with the whole number percentages that I have provided below.  I further understand and agree that I will timely satisfy any and all applicable tax withholding obligations as a condition of this Option exercise.

Percentage
of Payment		Form of Payment As Provided In the Nonstatutory Stock Option Agreement

	%	Cash/My Personal Check/Cashier’s Check/Money Order (payable to “ LegalZoom.com, Inc.”)

	%	Surrender of vested Shares (Valued At Their Fair Market Value) Owned By Me For More Than Six (6) Months
100%

Check one:	☐	The Shares certificate is to be issued and registered in my name only.

	☐	The Shares certificate is to be issued and registered in my name and my spouse’s name.

[PRINT SPOUSE’S NAME, IF CHECKING SECOND BOX]

Check one (if checked second box above):

☐ Community Property or ☐ Joint Tenants With Right of Survivorship

I acknowledge that I have received, understand and continue to be bound by all of the terms and conditions set forth in the Plan, Plan prospectus and in the Nonstatutory Stock Option Agreement.

Dated:

(Optionee’s Signature)	(Spouse’s Signature)**

**Spouse must sign this Notice of Exercise if listed above.

(Full Address)	(Full Address)

*THIS NOTICE OF EXERCISE MAY BE REVISED BY THE COMPANY AT ANY TIME WITHOUT NOTICE.

LEGALZOOM.COM, INC.

2012 EQUITY INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

The Company hereby grants an Option to purchase Shares to the Optionee named below.  The terms and conditions of the Option are set forth in this cover sheet, in the attached Incentive Stock Option Agreement and in the LegalZoom.com, Inc. 2012 Equity Incentive Plan as it may be amended from time to time.  This cover sheet is incorporated into and a part of the attached Incentive Stock Option Agreement (together, the “Agreement”).

Date of Option Grant:                                      .

Name of Optionee:

Number of Shares Covered by Option:

Exercise Price per Share:  $          .

Fair Market Value of a Share on Date of Option Grant:  $          .

Expiration Date:                            .  Option will expire earlier as a result of certain events, including your Separation From Service, as provided in this Agreement.

Vesting Calculation Date:                            .

Vesting Schedule:

By signing this cover sheet, you agree to all of the terms and conditions described in the Agreement and in the Plan and the Plan’s prospectus.  You are also acknowledging receipt of this Agreement and a copy of the Plan and the Plan’s prospectus, a copy of which is also enclosed.

Optionee:
(Signature)

Company:
(Signature)

Title:

Attachment

LEGALZOOM.COM, INC.

2012 EQUITY INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

1.	The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

2.	Incentive Stock Option

This Option is intended to be an Incentive Stock Option under section 422 of the Code and will be interpreted accordingly.

If you cease to be an employee of the Company, a Subsidiary or of a Parent but continue to provide Continuous Service, this Option will be treated as a Nonstatutory Stock Option on the day after the date that is three (3) months after you cease to be an employee of the Company (and any Subsidiary or any Parent): (i) even if you continue to provide Continuous Service after your employment has terminated or (ii) if your termination of employment was for any reason other than due to your death or Disability. In addition, to the extent that all or part of this Option exceeds the $100,000 limitation rule of section 422(d) of the Code, this Option or the lesser excess part will be treated as a Nonstatutory Stock Option.

This Option is not intended to be deferred compensation under section 409A of the Code and will be interpreted accordingly.

3.	Vesting

This Option is only exercisable before it expires and only with respect to the vested portion of the Option. This Option will vest according to the Vesting Schedule described in the cover sheet of this Agreement.

4.	Term

Your Option will expire in all cases no later than the close of business at Company headquarters on the Expiration Date, as shown on the cover sheet. Your Option may expire earlier if your Continuous Service terminates, as described in Sections 5, 6 and 7 below or on the date on which the Option is cancelled (and not substituted or assumed) pursuant to a Change in Control or merger or acquisition or reorganization or similar transaction involving the Company. You are solely responsible for determining whether and when to exercise any vested portion of this Option and also for keeping track of when your Option expires and when it therefore can no longer be exercised. The Company has no obligation (and does not intend) to provide you with any further notice of your Option’s expiration dates. The Company will have no liability to you or to any other person if all or any portion of your Option is not exercised before it expires for any reason.

5.	Termination of Continuous Service - General

If, while the Option is outstanding, your Continuous Service terminates for any reason, other than being terminated by the Company for Cause or due to your death or Disability, then the unvested portion of your Option shall be forfeited without consideration and shall immediately expire on your Termination Date and the vested portion of your Option will expire at the earlier of (i) the close of business at Company headquarters on the date that is three (3) months after your Termination Date, (ii) the Expiration Date set forth in the attached cover sheet and further described in Section 4 above, or (iii) the date on which the Option is cancelled (and not substituted or assumed) pursuant to a Change in Control or merger or acquisition or reorganization or similar transaction involving the Company. In no event is the Option exercisable after the Expiration Date.

6.	Termination of Continuous Service for Cause

If your Continuous Service is terminated by the Company for Cause or if you commit an act(s) of Cause while this Option is outstanding, as determined by the Committee in its sole discretion, then you shall immediately forfeit all rights to your Option without consideration, including any vested portion of the Option, and the entire Option shall immediately expire, and any rights, payments and benefits with respect to the Option shall be subject to reduction or recoupment in accordance with the Clawback Policy and the Plan. For avoidance of doubt, your Continuous Service shall also be deemed to have been terminated for Cause by the Company if, after your Continuous Service has otherwise terminated, facts and circumstances are discovered that would have justified a termination for Cause, including, without limitation, your violation of Company policies or breach of confidentiality or other restrictive covenants or conditions that may apply to you prior to or after your Termination Date.

7.	Termination of Continuous Service due to Death or Disability

If your Continuous Service terminates because of your death or Disability, then the unvested portion of your Option shall be forfeited without consideration and shall immediately expire on your Termination Date and the vested portion of your Option will expire at the earlier of (i) the close of business at Company headquarters on the date that is six (6) months after your Termination Date, (ii) the Expiration Date set forth in the attached cover sheet and further described in Section 4 above, or (iii) the date on which the Option is cancelled (and not substituted or assumed) pursuant to a Change in Control or merger or acquisition or similar transaction involving the Company. In no event is the Option exercisable after the Expiration Date. If your Continuous Service terminated due to your death, then your estate may exercise the vested portion of your Option during the foregoing post-Continuous Service exercise period.

8.	Leaves of Absence	For purposes of this Option, your Continuous Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for Continuous Service crediting, or when Continuous Service crediting is required by applicable law. For income tax purposes, if the period of leave exceeds three (3) months and your right to reemployment is not provided either by statute or by contract, then this Option will be treated as a Nonstatutory Stock Option if the exercise of this Option occurs after the expiration of six (6) months from the commencement of such leave of absence. Your Continuous Service terminates in any event when the approved leave ends unless you immediately return to active work.

The Company determines which leaves count for this purpose (along with determining the effect of a leave of absence on vesting of the Option), and when your Continuous Service terminates for all purposes under the Plan.

9.	Notice of Exercise

When you wish to exercise this Option, you must notify the Company by filing a “Notice of Exercise” form at the address given on the form. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse’s names as community property or as joint tenants with right of survivorship). The notice can only become effective after it is received by the Company.

If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

10.	Form of Payment

When you submit your notice of exercise, you must include payment of the aggregate Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

•      Cash, your personal check, a cashier’s check or a money order.

•      Shares which have already been owned by you for more than six (6) months (or such other duration of time determined by the Company) and which are surrendered to the Company. The Fair Market Value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

•      To the extent a public market for the Shares exists as determined by the Company, by Cashless Exercise through delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

•      To the extent approved by the Committee in its discretion and with all terms and conditions determined by the Committee, payment may be made in another form of legal consideration acceptable to the Committee.

11.	Withholding Taxes

You will be solely responsible for payment of any and all applicable taxes associated with this Option.

You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or sale of Shares acquired under this Option.

To the extent a public market for the Shares exists as determined by the Company, such withholding taxes may be settled by Cashless Exercise through delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the withholding taxes.

To the extent approved by the Committee in its discretion and with all terms and conditions determined by the Committee, payment of withholding taxes may be made in another form of legal consideration acceptable to the Committee.

12.	Code Section 409A	This Award will be administered and interpreted to comply with Code Section 409A. Section 4(g) of the Plan will apply to this Award to the extent needed.

13.	Investment Representation

In the event that you receive Shares as payment pursuant to the exercise of this Award, and such Shares have not been registered under the Securities Act or any applicable state laws at the time this Award is exercised, you shall, if required by the Company, prior to the receipt of such Shares, deliver to the Company an “Investment Representation Statement” in a form prescribed by the Company and shall make such other written representations as are deemed necessary or appropriate by the Company and/or its counsel.

14.	Restrictions on Exercise and Resale

Notwithstanding anything to the contrary, this Option is granted on the condition that the Company’s stockholders approve the Plan prior to       , 2013. You understand and agree that this Option may not be exercised unless the Company’s stockholders timely approve the Plan. If the Company’s stockholders do not approve the Plan prior to       , 2013, then this Option shall be immediately forfeited without consideration.

By signing this Agreement, you agree not to (i) exercise this Option (“Exercise Prohibition”), or (ii) sell, transfer, dispose of, pledge, hypothecate, make any short sale of, or otherwise effect a similar transaction of any Shares acquired under this Option (each a “Sale Prohibition”) at a time when applicable laws, regulations or Company or underwriter trading policies prohibit the exercise or disposition of Shares. The Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation. The Company shall have the right to designate one or more periods of time, each of which generally will not exceed one hundred eighty (180) days in length (provided however, that such period may be extended in connection with the Company’s release (or announcement of release) of earnings results or other material news or events), and to impose an Exercise Prohibition and/or Sale Prohibition, if the Company determines (in its sole discretion) that such limitation(s) is needed in connection with a public offering of Shares or to comply with an underwriter’s request or trading policy, or could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. The Company may issue stop/transfer instructions and/or appropriately legend any stock certificates issued pursuant to this Option in order to ensure compliance with the foregoing. Any such Exercise Prohibition shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

If the sale of Shares under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

You may also be required, as a condition of exercise of this Option, to enter into any Company stockholder agreement or other agreements that are applicable to stockholders.

If you sell or otherwise dispose of any of the Shares acquired pursuant to the exercise of this Option on or before the later of (i) the date that is two years after the Date of Option Grant or (ii) the date that is one year after the applicable exercise of this Option, then you shall within ten days of any and all such sales or dispositions provide the Company with written notice of such transactions including without limitation the date of each disposition, the number of Shares that you disposed of in each transaction and their original Date of Option Grant, and the amount of proceeds you received from each disposition.

15.	Transfer of Option

Prior to your death, only you may exercise this Option. You cannot gift, transfer, assign, alienate, pledge, hypothecate, attach, sell, or encumber this Option. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will or it may be transferred by the laws of descent and distribution. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse, nor is the Company obligated to recognize your spouse’s interest in your Option in any other way.

16.	Retention Rights

Your Option or this Agreement does not give you the right to be retained by the Company (or any Parent or any Subsidiaries or Affiliates) in any capacity. The Company (or any Parent and any Subsidiaries or Affiliates) reserves the right to terminate your Continuous Service at any time and for any reason.

This Option and the Shares subject to the Option are not intended to constitute or replace any pension rights or compensation and are not to be considered compensation of a continuing or recurring nature, or part of your normal or expected compensation, and in no way represent any portion of your salary, compensation or other remuneration for any purpose, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

17.	Stockholder Rights

You, or your estate, shall have no rights as a stockholder of the Company with regard to the Option until you have been issued the applicable Shares by the Company and have satisfied all other conditions specified in Section 4(e) of the Plan. No adjustment shall be made for cash or stock dividends or other rights for which the record date is prior to the date when such applicable Shares are issued, except as provided in the Plan.

18.	Adjustments

In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares covered by this Option (rounded down to the nearest whole number) and the Exercise Price per Share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

19.	Legends	All certificates representing the Shares issued under this Award (if any) may, where applicable, have endorsed thereon the following legends and any other legends the Company determines appropriate:

“THE SHARES REPRESENTED BY THIS CERTIFICATE

ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

20.	Clawback Policy

The Company may (i) cause the cancellation of this Award, (ii) require reimbursement of this Award and (iii) effect any other right of recoupment of equity or other compensation provided under the Plan or otherwise in accordance with the Company’s Clawback Policy and/or applicable law. In addition, you may be required to repay to the Company certain previously paid compensation, whether provided under the Plan or this Agreement or otherwise, in accordance with the Clawback Policy. By accepting this Award, you are also agreeing to be bound by the Company’s Clawback Policy which may be amended from time to time by the Company in its discretion (including without limitation to comply with applicable laws or stock exchange requirements) and are further agreeing that this Award may be unilaterally amended by the Company to the extent needed to comply with the Clawback Policy.

21.	Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware without reference to the conflicts of law provisions thereof.

22.	Binding Effect; No Third Party Beneficiaries

This Agreement shall be binding upon and inure to the benefit of the Company and you and any respective heirs, representatives, successors and permitted assigns. This Agreement shall not confer any rights or remedies upon any person other than the Company and you and any respective heirs, representatives, successors and permitted assigns. The parties agree that this Agreement shall survive the settlement or termination of the Award.

23.	Voluntary Participant	You acknowledge that you are voluntarily participating in the Plan.

24.	No Rights to Future Awards

Your rights, if any, in respect of or in connection with this Option or any other Awards are derived solely from the discretionary decision of the Company to permit you to participate in the Plan and to benefit from a discretionary future Award. By accepting this Option, you expressly acknowledge that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to you or benefits in lieu of Options or any other Awards even if Awards have been granted repeatedly in the past. All decisions with respect to future Awards, if any, will be at the sole discretion of the Committee.

25.	Future Value

The future value of the underlying Shares is unknown and cannot be predicted with certainty. If the underlying Shares do not increase in value after the Date of Option Grant, the Option will have little or no value. If you exercise the Option and obtain Shares, the value of the Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price.

26.	No Advice Regarding Grant

The Company has not provided any tax, legal or financial advice, nor has the Company made any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying Shares. You are hereby advised to consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.

27.	No Right to Damages

You will have no right to bring a claim or to receive damages if any portion of the Option is cancelled or expires unexercised. The loss of existing or potential profit in the Option will not constitute an element of damages in the event of the termination of your Continuous Service for any reason, even if the termination is in violation of an obligation of the Company or a Parent or a Subsidiary or an Affiliate to you.

28.	Data Privacy

You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by the Company for the exclusive purpose of implementing, administering and managing your participation in the Plan. You understand that the Company holds certain personal information about you, including, but not limited to, name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Awards or any other entitlement to Shares awarded, cancelled, purchased, exercised, vested, unvested or outstanding in your favor for the purpose of implementing, managing and administering the Plan (“Data”). You understand that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere and that the recipient country may have different data privacy laws and protections than your country. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data, as may be required to a broker or other third party with whom you may elect to deposit any Shares acquired under the Plan.

29.	Other Information

You agree to receive shareholder information, including copies of any annual report, proxy statement and periodic report, from the Company’s website at www.legalzoom.com, if the Company wishes to provide such information through its website. You acknowledge that copies of the Plan, Plan prospectus, Plan information and stockholder information are also available upon written or telephonic request to the Committee and/or the Board.

30.	Nondisclosure of Confidential Information

You acknowledge that the businesses of the Company is highly competitive and that the Company’s strategies, methods, books, records, and documents, technical information concerning their products, equipment, services, and processes, procurement procedures and pricing techniques, the names of and other information (such as credit and financial data) concerning former, present or prospective customers and business affiliates, all comprise confidential business information and trade secrets which are valuable, special, and unique assets which the Company uses in their business to obtain a competitive advantage over competitors. You further acknowledge that protection of such confidential business information and trade secrets against unauthorized disclosure and use is of critical importance to the Company in maintaining its competitive position. You acknowledge that by reason of your duties to and association with the Company, you have had and will have access to and have and will become informed of confidential business information which is a competitive asset of the Company. You hereby agree that you will not, at any time during or after employment, make any unauthorized disclosure of any confidential business information or trade secrets of the Company, or make any use thereof, except in the carrying out of services responsibilities. You shall take all necessary and appropriate steps to safeguard confidential business information and protect it against disclosure, misappropriation, misuse, loss and theft. Confidential business information shall not include information in the public domain (but only if the same becomes part of the public domain through a means other than a disclosure prohibited hereunder). The above notwithstanding, a disclosure shall not be unauthorized if (i) it is required by law or by a court of competent jurisdiction or (ii) it is in connection with any judicial, arbitration, dispute resolution or other legal proceeding in which your legal rights and obligations as a service provider or under this Agreement are at issue; provided, however, that you shall, to the extent practicable and lawful in any such events, give prior notice to the Company of your intent to disclose any such confidential business information in such context so as to allow the Company an opportunity (which you will not oppose) to obtain such protective orders or similar relief with respect thereto as may be deemed appropriate. Any information not specifically related to the Company would not be considered confidential to the Company.

The Company will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights to which it may be entitled. You agree and acknowledge that money damages may not be an adequate remedy for breach of the provisions of this Agreement and that the Company may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

31.	Further Assistance

You agree to provide assistance reasonably requested by the Company in connection with actions taken by you while providing services to the Company, including but not limited to assistance in connection with any lawsuits or other claims against the Company arising from events during the period in which you rendered service to the Company.

32.	Notice

Any notice to be given or delivered to the Company relating to this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice to be given or delivered to you relating to this Agreement shall be in writing and addressed to you at such address of which you advise the Company in writing. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan and Plan prospectus.  Any inconsistency between this Agreement and the Plan shall be resolved by reference to the Plan.

LEGALZOOM.COM, INC.
NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION BY OPTIONEE

LegalZoom.com, Inc.
101 North Brand Boulevard, 11th Floor

Glendale, California  91203
Attention:  Secretary

Re:	Exercise of Incentive Stock Option to Purchase Shares of Company Stock

[PRINT NAME OF OPTIONEE]

Pursuant to the Incentive Stock Option Agreement dated                                       ,              between LegalZoom.com, Inc., a Delaware corporation, (the “Company”) and me, made pursuant to the 2012 Equity Incentive Plan (the “Plan”), I hereby request to purchase                Shares (whole number only and must be not less than twenty-five Shares or the remaining number of vested Shares subject to this Option) of common stock of the Company (the “Shares”), at the exercise price of $                     per Share.  I am hereby making full payment of the aggregate exercise price by one or more of the following forms of payment in accordance with the whole number percentages that I have provided below.  I further understand and agree that I will timely satisfy any and all applicable tax withholding obligations as a condition of this Option exercise.

Percentage
of Payment		Form of Payment As Provided In the Incentive Stock Option Agreement

	%	Cash/My Personal Check/Cashier’s Check/Money Order (payable to “ LegalZoom.com, Inc.”)

	%	Surrender of vested Shares (Valued At Their Fair Market Value) Owned By Me For More Than Six (6) Months
100%

Check one:	☐	The Shares certificate is to be issued and registered in my name only.

	☐	The Shares certificate is to be issued and registered in my name and my spouse’s name.

[PRINT SPOUSE’S NAME, IF CHECKING SECOND BOX]

Check one (if checked second box above):

☐ Community Property or ☐ Joint Tenants With Right of Survivorship

I acknowledge that I have received, understand and continue to be bound by all of the terms and conditions set forth in the Plan, Plan prospectus and in the Incentive Stock Option Agreement.

Dated:

(Optionee’s Signature)	(Spouse’s Signature)**

**Spouse must sign this Notice of Exercise if listed above.

(Full Address)	(Full Address)

*THIS NOTICE OF EXERCISE MAY BE REVISED BY THE COMPANY AT ANY TIME WITHOUT NOTICE.